                      ARTICLES OF AMENDMENT
                               TO
                    ARTICLES OF INCORPORATION
                               OF
               LOUISVILLE GAS AND ELECTRIC COMPANY


To the Secretary of State of Kentucky:

     Pursuant to the provisions of Chapter 271B of the Kentucky
Revised Statutes, the undersigned corporation hereby amends its Articles of Incorporation, and for that purpose, submits the following statement:

     1. The name of the corporation is Louisville Gas and Electric Company.

     2. On May 13, 1993, the Executive Committee of the Board of Directors, acting on behalf of the corporation, duly adopted the following Amendments to its Articles of Incorporation. A copy of the text is attached hereto as Exhibit A and incorporated by reference herein as the text of a new subarticle B of Article Thirteenth.

     3. If not contained in the amendment itself, the manner in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be implemented as follows:

     4. The amendment is to be effective upon the filing of these articles by the Secretary of State.

     5. The amendment was duly adopted by the Executive Committee of the Board of Directors without shareholder approval pursuant to 271B.10-020 and 271B.6-020 of the Kentucky
          Revised Statutes, and shareholder action was not required.

Dated:    May 19, 1993        LOUISVILLE GAS AND ELECTRIC COMPANY


                              s/C.A. Markel
                              Charles A. Markel, III
                              Treasurer

                            AMENDMENT


      The Restated Articles of Incorporation are hereby amended by adding thereto a new subarticle B to Article Thirteenth which subarticle B shall read in its entirety as follows:

               B. Terms of $5.875 Cumulative Preferred Stock
(without par value).

The Company has classified 250,000 shares of the Preferred Stock (without par value) as a series of such Preferred Stock designated as "$5.875 Cumulative Preferred Stock (without par value)." The preferences, rights, qualifications and restrictions of the shares of the "$5.875 Cumulative Preferred Stock (without par value)," shall be as follows:

          (1) The annual dividend payable in respect of each share of said series shall be $5.875; and the initial dividend in respect of each share of said series shall be payable on July 15, 1993, when and as declared by the Board of Directors of this Company, to holders of record on June 30, 1993, and will accrue from the date of original issuance of said series; thereafter, such dividends shall be payable on January 15, April 15, July 15 and October 15 in each year (or the next business date thereafter in each case), when and as declared by the Board of Directors of this Company, for the quarter-yearly period ending on the last business day of the preceding month.

          (2) The shares of said series are not subject to redemption prior to July 1, 1998. On and after July 1, 1998, the shares of said series shall be subject to redemption, in whole or in part, in the manner and with the effect provided in these Articles; and the redemption price or prices applicable to shares of said series shall be $105.875 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to July 1, 1998, and prior to July 1, 1999; $104.700 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to July 1,1999, and prior to July 1, 2000; $103.525 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to July 1, 2000, and prior to July 1, 2001; $102.350 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to July 1, 2001, and prior to July 1, 2002; $101.175 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to July 1, 2002, and prior to July 1, 2003; and $100.000 per share plus accrued and unpaid dividends thereafter.

          Notice of every such redemption shall be mailed at least thirty (30) days prior to redemption to the holders of record of the $5.875 Cumulative Preferred Stock (without par value) so to be redeemed, at their respective addresses as the same shall appear on the books of the Company, but no failure to mail a particular notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of those shares of $5.875 Cumulative Preferred Stock (without par value) for which proper notice has been given.

          (3) So long as any shares of said series shall remain outstanding, the Company shall on or before July 15, 2003, and on or before July 15 of each year thereafter to and including July 15, 2007, set aside, separate and apart from its other funds, an amount equal to $1,250,000 (or such lesser amount as may be sufficient to redeem all of the shares of said series then outstanding) and shall on or before July 15, 2008 (each such July 15 being hereinafter in this Section 3 called a "Sinking Fund Redemption Date"), set aside, separate and apart from its other funds, an amount equal to $18,750,000 (or such lesser amount as may be sufficient to redeem all the shares of said series then outstanding) as a mandatory sinking fund payment for the exclusive benefit of shares of said series, plus such further amount as shall equal the accrued and unpaid dividends on the shares of said series to be redeemed out of such payment (as hereinafter in this Section 3 provided) through the day preceding the applicable Sinking Fund Redemption Date. The obligation of the Company to make such payment shall be cumulative, so that if for any reason the full amount thereof shall not be set aside for any year, the amount of the deficiency from time to time shall be added to the amount due from the Company on subsequent Sinking Fund Redemption Dates (or, if such deficiency exists on July 15, 2008, on subsequent quarterly dividend payment dates thereafter for such series) until the deficiency shall have been fully satisfied. The Company shall be entitled to credit against any such mandatory sinking fund payment shares of said series redeemed by the Company at the Company's option, purchased by the Company in the open market or otherwise acquired by the Company, except through application of any sinking fund payment, and not theretofore so credited, at the sinking fund redemption price hereinafter specified in this
     Section 3.

          Any amounts set aside by the Company pursuant to this
     Section 3 shall be applied on the date of such setting aside if a Sinking Fund Redemption Date or otherwise on the first Sinking Fund Redemption Date occurring thereafter to the redemption of shares of said series at $100.000 per share, plus accrued and unpaid dividends through the day preceding the applicable Sinking Fund Redemption Date, in the manner and upon the notice provided in Section 2 of this sub article B. If any Sinking Fund Redemption Date shall be a Saturday, Sunday or other day on which banking institutions in Louisville, Kentucky are authorized or obligated to remain closed, such term shall be construed to refer to the next preceding business day.

          Notwithstanding anything to the contrary set forth above, no sinking fund payments on the shares of said series of $5.875 Cumulative Preferred Stock shall be made: (i) unless the full dividends on all shares of Preferred Stock and Preferred Stock (without par value) at the time outstanding for all past dividend periods shall have been paid or declared and set apart for payment or (ii) if such sinking fund payment would be contrary to applicable law.

          (4) The preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Company, in addition to dividends accumulated but unpaid thereon, shall be $100.000 per share, in the event of any voluntary liquidation, dissolution or winding up of the Company, except that if such voluntary liquidation, dissolution or winding up of the Company shall have been approved by the vote in favor thereof given at a meeting called for that purpose or by the written consent of the holders of a majority of the total shares of the $5.875 Cumulative Preferred Stock (without par value) then outstanding, the amount so payable on such voluntary liquidation, dissolution or winding up shall be $100.000 per share; or $100.000 per share, in the event of any involuntary liquidation, dissolution or winding up of the Company.

          (5) The shares of said series of $5.875 Cumulative Preferred Stock (without par value) shall be subject to all other terms, provisions and restrictions set forth in these Articles with respect to the shares of the Preferred Stock (without par value) and, excepting only as to the rates of dividend payable in respect of the shares of said series, the dividend periods and dividend payment dates, the redemption price or prices applicable to the shares of said series, the sinking fund provisions applicable to the shares of said series, and the liquidation price applicable to shares of said series, shall have the same relative rights and preferences as, shall be of equal rank with, and shall confer rights equal to those conferred by, all other shares of the Preferred Stock (without par value) of the Company.

          (6) The stated value of the shares of said series shall be $100.000 per share.

                            RESTATED
                    ARTICLES OF INCORPORATION
                               OF
               LOUISVILLE GAS AND ELECTRIC COMPANY

     These Restated Articles of Incorporation of Louisville Gas and Electric Company correctly set forth without change the corresponding provisions of the Articles of Incorporation as theretofore amended of Louisville Gas and Electric Company and supersede the original Articles of Incorporation and all amendments thereto of Louisville Gas and Electric Company.

     The Articles of Incorporation of Louisville Gas and Electric
Company, as originally filed and as thereafter amended from time to time, are hereby restated to read as follows:

     FIRST.    The corporate name is

          LOUISVILLE GAS AND ELECTRIC COMPANY.

     SECOND.   The principal office or place of business of the
Company is in the City of Louisville, County of Jefferson, State of Kentucky.

     THIRD.    The purpose of the Company is the transaction of any
or all lawful business for which corporations may be incorporated under the Business Corporation Law of Kentucky, as amended.

     FOURTH.   The Capital stock of the Company shall be divided
into (a) one million, seven hundred twenty thousand (1,720,000) shares of Preferred Stock of the par value of $25 each, (b) six million, seven hundred fifty thousand (6,750,000) shares of Preferred Stock (without par value) (the aggregate stated value thereof not to exceed $225,000,000), and (c) seventy-five million (75,000,000) shares of Common Stock without par value. The Preferred Stock and Preferred Stock (without par value) shall be issued in series having the preferences, rights, qualifications and restrictions hereinafter provided for.

     PREFERRED STOCK AND PREFERRED STOCK (WITHOUT PAR VALUE)

     (1) In addition to the series of Cumulative Preferred Stock, described in paragraphs (10) through (13) hereof, the Board of Directors is hereby authorized, subject to and in accordance with the provisions of paragraphs (1) through (9), inclusive, to cause Preferred Stock (without par value) to be issued in series, each such series to have such variations in respect thereof as may be determined by the Board of Directors prior to the issuance thereof.

     The shares of the Preferred Stock of different series may vary as to:

     (a) The distinctive serial designations and number of shares of such series;

     (b) The rate of dividends (within such limits as shall be permitted by law not exceeding 8% per annum) payable on the shares of the particular series;

     (c) The prices (not less than the amount limited by law) and terms upon which the shares of the particular series may be redeemed; and

     (d) The amount or amounts which shall be paid to the holders of the shares of the particular series in case of voluntary or involuntary dissolution or any distribution of assets.

     The shares of the Preferred Stock (without par value) of different series may vary as to:

     (a) The distinctive serial designations and number of shares of such series;

     (b)  The stated value thereof;

     (c) The rate of dividends (within such limits as shall be permitted by law) payable on the shares of the particular series;

     (d) The prices (not less than the amount limited by law) and terms (including sinking fund provisions) upon which the shares of the particular series may be redeemed; and

     (e) The amount or amounts which shall be paid to the holders of the shares of the particular series in case of voluntary or involuntary dissolution or any distribution of assets.

The shares of all series of Preferred Stock and Preferred Stock (without par value) shall in all other respects be identical, except that the Preferred Stock (without par value) shall not have the voting rights of the Preferred Stock provided by paragraph 9(A) hereof.

     (2) The holders of each series of the Preferred Stock and the Preferred Stock (without par value) at the time outstanding shall be entitled, pari passu with the holders of every other series of the Preferred Stock and the Preferred Stock (without par value), to receive, but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, cumulative preferential dividends, at the annual dividend rate for the particular series fixed therefore as herein provided, payable quarter-yearly in substantially equal amounts, on dates to be fixed in the by-laws, to stockholders of record on the respective dates, not exceeding thirty (30) days and not less than ten (10) days preceding such dividend payment dates, fixed for the purpose by the Board of Directors. No dividends shall be declared on any series of the Preferred Stock or the Preferred Stock (without par value) in respect of any quarter-yearly dividend period unless there shall likewise be declared on all shares of all other series of the Preferred Stock and the Preferred Stock (without par value) at the time outstanding, like proportionate dividends, ratably, in proportion to the respective annual dividend rates fixed therefore, in respect of the same quarter-yearly dividend period, to the extent that such shares are entitled to receive dividends for such quarter-yearly dividend period. The dividends on shares of all series of the Preferred Stock and the Preferred Stock (without par value) shall be cumulative. In the case of all shares of each particular series, the dividends on shares of such series shall be cumulative from the date of issue thereof unless the Company shall have established regular quarter-yearly dividend periods with respect to such series, in which case such dividends shall be cumulative from the first day of the current quarter-yearly dividend period in which shares of such series shall have been issued, so that unless dividends on all outstanding shares of each series of the Preferred Stock and the Preferred Stock (without par value), at the annual dividend rate and from the dates for accumulation thereof fixed as herein provided shall have been paid for all past quarter-yearly dividend periods, but without interest on cumulative dividends, no dividends shall be paid or declared and no other distribution shall be made on the Common Stock and no Common Stock shall be purchased or otherwise acquired for value. The holders of the Preferred Stock and the Preferred Stock (without par value) of any series shall not be entitled to receive any dividends thereon other than the dividends referred to in this paragraph (2).

     (3) The Company, by action of its Board of Directors, may redeem the whole or any part of any series of the Preferred Stock or the Preferred Stock (without par value), at any time or from time to time, by paying in cash the redemption price of the shares of the particular series, fixed therefore as herein provided, together with a sum in the case of each share of each series so to be redeemed, computed at the annual dividend rate for the series of which the particular share is a part, from the date from which dividends on such share became cumulative to the date fixed for such redemption, less the aggregate of the dividends theretofore or on such redemption date paid thereon. Notice of every such redemption shall be given by publication at least once in one daily newspaper printed in the English language and of general circulation in Louisville, Kentucky, the first publication in such newspaper to be at least thirty (30) days prior to the date fixed for such redemption. At least thirty (30) days' previous notice of every such redemption shall also be mailed to the holders of record of the shares of the Preferred Stock or the Preferred Stock

(without par value) so to be redeemed, at their respective addresses as the same shall appear on the books of the Company; but no failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of the Preferred Stock or the Preferred Stock (without par value) so to be redeemed. In case of redemption of a part only of any series of the Preferred Stock or the Preferred Stock (without par value) at the time outstanding, the Board of Directors shall fix and determine the stock to be so redeemed either by lot or by redemption pro rata or by designation of particular shares for redemption or in any other manner the Board of Directors may see fit. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which, and the terms and conditions upon which, the shares of the Preferred Stock or the Preferred Stock (without par value) shall be redeemed from time to time. If such notice of redemption shall have been duly given by publication, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the Company, separate and apart from its other funds, in trust for the account of the holders of the shares to be redeemed, so as to be and continue to be available therefore, then, notwithstanding that any certificate for such shares so called for redemption shall not have been surrendered for cancellation, from and after the date fixed for redemption, the shares represented thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue and all rights with respect to such shares so called for redemption shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive out of the funds so set aside in trust, the amount payable upon redemption thereof, without interest; provided, however, that the Company may, after giving notice by publication of any such redemption as hereinbefore provided or after giving to the bank or trust company hereinafter referred to irrevocable authorization to give such notice by publication, and at any time prior to the redemption date specified in such notice, deposit in trust, for the account of the holders of the shares to be redeemed, so as to be and continue to be available therefore, funds necessary for such redemption with a bank or trust company in good standing, organized under the laws of the United States of America or of the Commonwealth of Kentucky or of the State of New York doing business in the City of Louisville, or in the Borough of Manhattan, The City of New York, and having capital, surplus and undivided profits aggregating at least $1,000,000, designated in such notice of redemption, and, upon such deposit in trust, all shares with respect to which such deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive at any time from and after the date of such deposit, the amount payable upon the redemption thereof, without interest.

     (4) Before any amount shall be paid to, or any assets distributed among, the holders of the Common Stock or any other stock ranking junior to the Preferred Stock and the Preferred Stock (without par value) of each series, upon any liquidation, dissolution or winding up of the Company, and after paying or providing for the payment of all creditors of the Company, the holders of each series of the Preferred Stock and the Preferred Stock (without par value) at the time outstanding shall be entitled, pari passu with the holders of every other series of the Preferred Stock and the Preferred Stock (without par value), to be paid in cash the amount for the particular series fixed therefore as herein provided, together with a sum in the case of each share of each series, computed at the annual dividend rate for the series of which the particular share is a part, from the date from which dividends on such share became cumulative to the date fixed for the payment of such distributive amount, less the aggregate of the dividends theretofore or on such date paid thereon; but no payments on account of such distributive amounts shall be made to the holders of any series of the Preferred Stock or the Preferred Stock (without par value) unless there shall likewise be paid at the same time to the holders of each other series of the Preferred Stock and the Preferred Stock (without par value) at the time outstanding, like proportionate distributive amounts, ratably, in proportion to the full distributive amounts to which they are respectively entitled as herein provided. The holders of the Preferred Stock and the Preferred Stock (without par value) of any series shall not be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than as provided in this paragraph. Neither the consolidation or merger of the Company with any other corporation or corporations, nor the sale or transfer by the Company of all or any part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Company.

     (5) Whenever the full dividends on all series of the Preferred Stock and the Preferred Stock (without par value) at the time outstanding for all past quarter-yearly dividend periods shall have been paid or declared and set apart for payment, then such dividends as may be determined by the Board of Directors may be declared and paid on the Common Stock or any other stock ranking junior to the Preferred Stock and the Preferred Stock (without par value) of each series, but only out of funds legally available for the payment of dividends; provided, however, that no dividend shall be declared or paid and no other distributions shall be made on the Common Stock or on any such other stock and no shares of the Common Stock or of any such other stock shall be purchased or otherwise acquired for value out of capital surplus arising from a reduction in capital.

    (6) In the event of any liquidation, dissolution or winding up of the Company, all assets and funds of the Company remaining after paying or providing for the payment of all creditors of the

Company and after paying or providing for the payment to the holders of all series of the Preferred Stock and the Preferred Stock (without par value) of the full distributive amounts to which they are respectively entitled as herein provided, shall be divided among and paid to the holders of the Common Stock or any other stock ranking junior to the Preferred Stock and the Preferred Stock (without par value) of each series, according to their respective rights and interests.

     (7)(A) So long as any shares of the Preferred Stock or the Preferred Stock (without par value) of any series are outstanding, the Company shall not, without the affirmative vote or written consent of the holders of at least two-thirds of the total number of shares of such Preferred Stock and Preferred Stock (without par value) then outstanding:

          Amend, alter, change or repeal any of the express terms of any series of the Preferred Stock or the Preferred Stock (without par value) then outstanding in a manner prejudicial to the holders thereof; provided, however, that if any such amendment, alteration, change or repeal shall be prejudicial to the holders of one or more, but not all, of the series of Preferred Stock or the Preferred Stock (without par value) at the time outstanding, only such consent of the holders of two-thirds of the total number of shares of all series so affected shall be required.

          (B) So long as any shares of the Preferred Stock or the Preferred Stock (without par value) of any series are out-standing, the Company shall not, without the affirmative vote or written consent of the holders of a majority of the total number of shares of such Preferred Stock and Preferred Stock (without par value) then outstanding:

               (a) Create or authorize any class of stock ranking prior to or (other than a series of the 1,720,000 authorized shares of Preferred Stock or 6,750,000 authorized shares of Preferred Stock (without par value)) ranking on a parity with any series of the Preferred Stock and the Preferred Stock (without par value) as to dividends or distributions, or create or authorize any obligation or security convertible into shares of stock of any such class; or

               (b) Issue, sell or otherwise dispose of any shares of the Preferred Stock or the Preferred Stock (without par value), or of any class of stock ranking prior to or on a parity with the Preferred Stock and the Preferred Stock (without par value) of each series as to dividends or distributions, unless the net income of the Company, determined in accordance with generally accepted accounting practices, to be available for the payment of dividends on the Preferred Stock, the Preferred Stock (without par value) and any class of stock ranking prior thereto or on a parity therewith as aforesaid, for a period of twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the issuance, sale or disposition of such stock, is at least equal to twice the annual dividend requirements on the entire amount of all Preferred Stock, all Preferred Stock (without par value), and of all such other classes of stock ranking prior thereto or on a parity therewith, as to dividends or distributions to be outstanding immediately after the issuance, sale or disposition of such additional shares; or

               (c) Merge or consolidate with or into any other corporation or corporations, unless such merger or consolidation, or the issuance or assumption of all securities, to be issued or assumed in connection with any such merger or consolidation, shall have been ordered, approved, or permitted by the Securities and Exchange Commission under the provisions of the Public Utility Holding Company Act of 1935 or by any successor commission or regulatory authority of the United States of America having jurisdiction in the premises; provided that the provisions of this clause (c) shall not apply to a purchase or other acquisition by the Company of franchises or assets of another corporation in any manner which does not involve a merger or consolidation.

          (C) So long as any shares of the Preferred Stock or Preferred Stock (without par value) of any series are outstanding, the Company shall not without written consent of the holders of a majority of the total number of shares of such Preferred Stock and Preferred Stock (without par value) then outstanding or, in the alternative and subject to the proviso hereinafter set forth in this subdivision 7(C), the affirmative vote of the holders of a majority of the total number of the shares of such Preferred Stock and Preferred Stock (without par value) which are represented, by the attendance of the holders thereof in person or by proxy, at a meeting duly called for the purpose:

          Issue or assume any unsecured notes, debentures or other securities representing unsecured indebtedness for any purpose other than (1) the refunding of outstanding unsecured securities theretofore issued or assumed by the Company, (2) the financing of pollution control facilities (as defined in the Internal Revenue Code, as amended or as hereafter amended, and the regulations and rulings thereunder) through the issuance or assumption of unsecured notes, debentures or other securities representing unsecured indebtedness the receipt of interest on which is exempt from federal income tax at the time of such issuance or assumption, or (3) the redemption or other retirement of outstanding shares of one or more series of the Preferred Stock or Preferred Stock (without par value) if, immediately after such issuance or assumption, the total principal amount of all unsecured notes, debentures or other unsecured securities representing unsecured indebtedness issued or assumed by the Company and then outstanding (including unsecured securities then to be issued or assumed but excluding unsecured securities theretofore consented to by the holders of such Preferred Stock and Preferred Stock (without par value)) will exceed 20% of the sum of (i) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the Company and then to be outstanding, and (ii) the capital and surplus of the Company as then to be stated on the books of account of the Company.

          Provided, however, that if, at any such meeting, at least one-third of all shares of such Preferred Stock and Preferred Stock (without par value) then outstanding shall be voted against the action then proposed, of the character aforesaid, such action may be taken only with the affirmative vote of a majority of all shares of such Preferred Stock and Preferred Stock (without par value) then outstanding.

          If at any meeting of such Preferred Stock and Preferred Stock (without par value) for the purpose of taking action on matters set forth in this subdivision 7(C), the presence in person or by proxy of the holders of a majority of such stock shall not have been obtained and shall not be obtained for a period of thirty days from the date of such meeting, the presence in person or by proxy of the holders of one-third of such stock then outstanding shall be sufficient to constitute a quorum.

     (8) No holder of shares of Preferred Stock or Preferred Stock (without par value) shall be entitled as such as a matter of right to subscribe for or purchase any part of any new or additional issue of stock, or securities convertible into stock, of any class whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services, by way of dividends, or otherwise.

     (9)(A)Every holder of Preferred Stock of any series shall have one vote for each share of such Preferred Stock held by him, and every holder of the Common Stock shall have one vote for each share of Common Stock held by him, for the election of Directors and upon all other matters, except as otherwise provided in this paragraph
(9) hereof. At all elections of directors, any stockholder may vote cumulatively. The foregoing shall not modify or affect the special votes and consents provided for in paragraph (7) hereof.

          (B) If and when dividends shall be in default in an amount equivalent to six (6) full quarter-yearly dividends on all shares of all series of the Preferred Stock and the Preferred Stock (without par value) at the time outstanding, and until all dividends in default on such Preferred Stock and such Preferred Stock (without par value) shall have been paid, the holders of all shares of the Preferred Stock and all shares of the Preferred Stock (without par value), voting separately as one class, shall be entitled to elect the smallest number of Directors necessary to constitute a majority of the full Board of Directors, and the holders of the Common Stock, voting separately as a class, shall be entitled to elect the remaining Directors of the Company. At all elections of directors held pursuant to this subdivision 9(B), any stockholder may vote cumulatively. The terms of office of all persons who may be Directors of the Company at the time shall terminate upon the election of a majority of the Board of Directors by the holders of the Preferred Stock and the Preferred Stock (without par value), whether or not the holders of the Common Stock shall then have elected the remaining Directors of the Company.

          (C) If and when all dividends then in default on the Preferred Stock and the Preferred Stock (without par value) at the time outstanding shall be paid (and such dividends shall be declared and paid, or declared and funds set aside for that purpose out of any funds legally available therefore as soon as reasonably practicable), the Preferred Stock and the Preferred Stock (without par value) shall thereupon be divested of any special right with respect to the election of Directors provided in subparagraph (B) hereof, and the voting power of the Preferred Stock, the Preferred Stock (without par value) and the Common Stock shall revert to the status existing before the occurrence of such default; but always subject to the same provisions for vesting such special rights in the Preferred Stock and the Preferred Stock (without par value) in case of further like default or defaults in dividends thereon.

          (D) In case of any vacancy in the Board of Directors occurring among the Directors elected by the holders of the Preferred Stock and the Preferred Stock (without par value), as a class, pursuant to subparagraph (B) hereof, a majority of the remaining Directors elected by the holders of the Preferred Stock and the Preferred Stock (without par value) (including, as elected by such holders, any Directors then in office who were chosen by other Directors as successor Directors to fill vacancies as provided in this sentence) may elect a successor to hold office for the unexpired term of the Director whose place shall be vacant. In case of a vacancy in the Board of Directors occurring among the Directors elected by the holders of the Common Stock, as a class, pursuant to subparagraph (B) hereof, a majority of the remaining Directors elected by the holders of the Common Stock (including, as elected by such holders, any Directors then in office who were chosen by other directors as successor directors to fill vacancies as provided in this sentence) may elect a successor to hold office for the unexpired term of the Director whose place shall be vacant. In all other cases, any vacancy occurring among the Directors shall be filled by the vote of a majority of the remaining Directors.

          (E) At all meetings of stockholders held for the purpose of electing directors during such times as the holders of shares of the Preferred Stock and the Preferred Stock (without par value) shall have the special right, voting separately as one class, to elect directors pursuant to subparagraph (B) hereof, the presence in person or by proxy of the holders of a majority of the outstanding shares of the Common Stock shall be required to constitute a quorum of such class for the election of directors, and the presence in person or by proxy of the holders of Preferred Stock and Preferred Stock (without par value) entitled to cast a majority of all the votes to which the holders of the Preferred Stock and the Preferred Stock (without par value) are entitled, shall be required to constitute a quorum of such class for the election of directors; provided, however, that the absence of a quorum (according to votes, as aforesaid) of the holders of stock of any such class shall not prevent the election at any such meeting or adjournment thereof of directors by the other such class if such quorum of the holders of stock of such other class is present in person or by proxy at such meeting; and provided further that in the absence of such quorum of the holders of stock of any such class, a majority (according to votes, as aforesaid) of those holders of the stock of such class who are present in person or by proxy shall have power to adjourn the election of the directors to be elected by such class from time to time without notice other than announcement at the meeting until the holders of the requisite number of shares of such class shall be present in person or by proxy.

          (F) Except when some mandatory provision of law shall be controlling and except as otherwise provided in paragraph (7) hereof whenever shares of two or more series of the Preferred Stock or of the Preferred Stock (without par value) are outstanding, no particular series shall be entitled to vote as a separate series on any matter and all shares of the Preferred Stock and the Preferred Stock (without par value) shall be deemed to constitute but one class for any purpose for which a vote of the stockholders of the Company by classes may now or hereafter be required.

          5% CUMULATIVE PREFERRED STOCK, $25 PAR VALUE

     (10) The Company has classified $21,519,300 par value of the Preferred Stock as a series of such Preferred Stock designated as "5% Cumulative Preferred Stock, $25 Par Value," consisting of
860,772 shares of the par value of $25 per share.

     (11) The preferences, rights, qualifications and restric-tions of the shares of the "5% Cumulative Preferred Stock, $25 Par Value," shall be as follows:

          (a) The annual dividend rate for such series shall be 5% per annum;

          (b) The redemption price for such series shall be $28.00 per share; and

          (c) The preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Company, in addition to dividends accumulated but unpaid thereon, shall be:

          $27.25 per share, in the event of any voluntary liquidation, dissolution or winding up of the Company, except that if such voluntary liquidation, dissolution or winding up of the Company shall have been approved by the vote in favor thereof given at a meeting called for that purpose or by the written consent of the holders of a majority of the total shares of the 5% Cumulative Preferred Stock, $25 Par Value then outstanding, the amount so payable on such voluntary liquidation, dissolution, or winding up shall be $25 per share; or

          $25 per share, in the event of any involuntary liqui-dation, dissolution or winding up of the Company.

    7.45% CUMULATIVE PREFERRED STOCK, PAR VALUE $25 PER SHARE

     (12) The Company has classified $21,480,700 Par Value of the Preferred Stock as a series of such Preferred Stock designated as "7.45% Cumulative Preferred Stock, Par Value $25 per share," consisting of 859,228 shares with par value of $25 per share.

     (13) The preferences, rights, qualifications and restric-tions of shares of the "7.45% Cumulative Preferred Stock, Par Value $25 per share," shall be as follows:

            (a) The annual dividend rate for such series shall be 7.45% per annum;

            (b) The redemption price for such series will be $27.50 per share prior to April 15, 1978; $26.75 per share thereafter and prior to April 15, 1983; $26.00 per share thereafter and prior to April 15, 1988; and $25.75 per share thereafter. However, no shares of such series may be redeemed prior to April 15, 1978 from proceeds received through the incurring of debt, or through the issuance of preferred stock ranking equal or prior to the stock of such series as to dividends or on liquidation, where such debt has an effective interest cost or such preferred stock has an effective dividend cost to the Company of less than the effective dividend cost to the Company of the stock of such series; and
            (c) The preferential amounts to which the holders of shares of such series shall be entitled upon any liquida-tion, dissolution or winding up of the Company, in addition to dividends accumulated but unpaid thereon, shall be:

          $25.50 per share, in the event of any voluntary liqui-dation, dissolution or winding up of the Company, except that if such voluntary liquidation, dissolution or winding up of the Company shall have been approved by the vote in favor thereof given at a meeting called for that purpose or by the vote in favor thereof given at a meeting called for that purpose or by the written consent of the holders of a majority of the total shares of the 7.45% Cumulative Preferred Stock, Par Value $25 per share, then outstanding, the amount so payable on such voluntary liquidation, dissolution, or winding up shall be $25 per share; or

          $25 per share, in the event of any involuntary liquidation, dissolution or winding up of the Company.

                          COMMON STOCK
                       (Without par value)

     The Board of Directors is hereby authorized to cause shares of Common Stock, without par value, to be issued from time to time for such consideration as may be fixed from time to time by the Board of Directors, or by way of stock split pro rata to the holders of the Common Stock. The Board of Directors may also determine the proportion of the proceeds received from the sale of such stock which shall be credited upon the books of the Company to Capital or Capital Surplus.

     Each share of the Common Stock shall be equal in all respects to every other share of the Common Stock.

     No holder of shares of Common Stock shall be entitled as such as a matter of right to subscribe for or purchase any part of any new or additional issue of stock, or securities convertible into stock, of any class whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services or otherwise.

     FIFTH.    The Company shall commence business as soon as
authorized as provided by law and shall continue for a period of nine hundred ninety-nine (999) years from July 2, 1913.

     SIXTH.    The private property of the stockholders of the
Company shall not be subject to the payment of corporate debts.

     SEVENTH. A. CERTAIN DEFINITIONS. For purposes of this Article
Seventh:

     (1) "Affiliate," including the term "affiliated person," means a person who directly, or indirectly through one (1) or more intermediaries, controls, or is controlled by, or is under common control with, a specified person.

     (2) "Associate," when used to indicate a relationship with any person, means:

          (a) Any corporation or organization (other than the Company or a Subsidiary), of which such person is an officer, director or partner or is, directly or indirectly, the Beneficial Owner of ten percent (10%) or more of any class of Equity Securities;

          (b) Any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and

          (c) Any relative or spouse of such person, or any relative of such spouse, any one (1) of whom has the same home as such person or is a director or officer of the corporation or any of its Affiliates.

     (3) "Beneficial Owner," when used with respect to any Voting Stock, means a person:

          (a) Who, individually or with any of its Affiliates or Associates, beneficially owns Voting Stock, directly or indirectly; or

          (b) Who, individually or with any of its Affiliates or Associates has:

            1. The right to acquire Voting Stock, whether such right is exercisable immediately or only after the passage of time and whether or not such right is exercisable only after specified conditions are met, pursuant to any agreement, arrangement, or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise;

            2. The right to vote Voting Stock pursuant to any agreement, arrangement, or understanding; or

            3. Any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting or disposing of Voting Stock with any other person who beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, such shares of Voting Stock.

     (4)  "Business Combination" means:

          (a) Any merger or consolidation of the Company or any Subsidiary with any Interested Shareholder, or any other corporation, whether or not itself an Interested Shareholder, which is, or after the merger or consolidation would be, an Affiliate of an Interested Shareholder who was an Interested Shareholder prior to the transaction;

          (b) Any sale, lease, transfer, or other disposition, other than in the ordinary course of business, in one (1) transaction or a series of transactions in any twelve-month period, to any Interested Shareholder or any Affiliate of any Interested Shareholder, other than the Company or any Subsidiary, of any assets of the Company or any Subsidiary having, measured at the time the transaction or transactions are approved by the Board of Directors of the Company, an aggregate book value as of the end of the Company's most recently ended fiscal quarter of five percent (5%) or more of the total Market Value of the outstanding stock of the Company or of its net worth as of the end of its most recently ended fiscal quarter;

          (c) The issuance or transfer by the Company, or any Subsidiary, in one transaction or a series of transactions in any twelve-month period, of any Equity Securities of the Company or any Subsidiary which have an aggregate Market Value of five percent (5%) or more of the total Market Value of the outstanding stock of the Company, determined as of the end of the Company's most recently ended fiscal quarter prior to the first such issuance or transfer, to any Interested Shareholder or any Affiliate of any Interested Shareholder, other than the Company or any of its Subsidiaries, except pursuant to the exercise of warrants or rights to purchase securities offered pro rata to all holders of the Company's Voting Stock or any other method affording substantially proportionate treatment to the holders of Voting Stock;

          (d) The adoption of any plan or proposal for the liquidation or dissolution of the Company in which any thing other than cash will be received by an Interested Shareholder or any Affiliate of any Interested Shareholder; or

          (e) Any reclassification of securities, including any reverse stock split; or recapitalization of the Company; or any merger or consolidation of the Company with any of its Subsidiaries; or any other transaction which has the effect, directly or indirectly, in one transaction or a series of transactions, of increasing by five percent (5%) or more the proportionate amount of the outstanding shares of any class of Equity Securities of the Company or any Subsidiary which is directly or indirectly beneficially owned by any Interested Shareholder or any Affiliate of any Interested Shareholder.

     (5) "Common Stock" means any stock of the Company other than preferred or preference stock of the Company.

     (6) "Continuing Director" means any member of the Company's Board of Directors who is not an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder or any of its Affiliates, other than the Company or any of its Subsidiaries, and who was a director of the Company prior to the time the Interested Shareholder became an Interested Shareholder, and any successor to such Continuing Director who is not an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder or any of its Affiliates, other than the Company or any of its Subsidiaries, and was recommended or elected by a majority of the Continuing Directors at a meeting at which a quorum consisting of a majority of the Continuing Directors is present.

     (7) "Control," including the terms "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise, and the beneficial ownership of ten percent (10%) or more of the votes entitled to be cast by a corporation's Voting Stock creates a presumption of control.

     (8)  "Equity Security" means:

          (a) Any stock or similar security, certificate of interest, or participation in any profit-sharing agreement, voting trust certificate, or certificate of deposit for the foregoing;

          (b) Any security convertible, with or without consid-eration, into an Equity Security, or any warrant or other security carrying any right to subscribe to or purchase an Equity Security; or

          (c) Any put, call, straddle, or other option, right or privilege of acquiring an Equity Security from or selling an Equity Security to another without being bound to do so.

     (9) "Interested Shareholder" means any person, other than the Company or any of its Subsidiaries, who:

          (a) Is the Beneficial Owner, directly or indirectly, of ten percent (10%) or more of the voting power of the outstanding Voting Stock of the Company; or is an Affiliate of the Company and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner directly or indirectly, of ten percent (10%) or more of the voting power of the then outstanding Voting Stock of the Company.

          (b) For the purpose of determining whether a person is an Interested Shareholder, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned by the person through application of Subsection (3) of this Paragraph A of Article Seventh but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement, or understanding, or upon exercise of conversion rights, warrants or options or otherwise.

     (10) "Market Value" means:

          (a) In the case of stock, the highest closing sale price during the thirty-day period immediately preceding the date in question of a share of such stock on the composite tape for New York Stock Exchange listed stocks, or, if such stock is not quoted on the composite tape, on the New York Stock Exchange, or if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the thirty-day period preceding the date in question on the National Association of Securities Dealers, Inc., Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors at a meeting of the Board of Directors at which a quorum consisting of at least a majority of the Continuing Directors is present; and

          (b) In the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Continuing Directors at a meeting of the Board of Directors at which a quorum consisting of at least a majority of the Continuing Directors is present.


     (11) "Subsidiary" means any corporation of which Voting Stock having a majority of the votes entitled to be cast is owned, directly or indirectly, by the Company.

     (12) "Voting Stock" means shares of capital stock of a corporation entitled to vote generally in the election of its directors.

     B.   MINIMUM SHARE VOTE REQUIREMENTS FOR APPROVAL OF BUSINESS
COMBINATIONS.

          (1) In addition to any vote otherwise required by law or these Articles of Incorporation, a Business Combination shall be recommended by the Board of Directors of the Company and approved by the affirmative vote of at least:

               (a) Eighty percent (80%) of the votes entitled to be cast by outstanding shares of Voting Stock of the Company, voting together as a single voting group; and

               (b) Two-thirds of the votes entitled to be cast by holders of Voting Stock other than Voting Stock beneficially owned by the Interested Shareholder who is, or whose Affiliate is, a party to the Business Combination or by an Affiliate or Associate of such Interested Shareholder, voting together as a single voting group.

     (2) Unless a Business Combination is exempted from the operation of this Paragraph B in accordance with Paragraph C of this Article Seventh, the failure to comply with the voting requirements of Subsection (1) of this Paragraph B shall render such Business Combination void.

     C.   EXEMPTIONS FROM MINIMUM SHARE VOTE REQUIREMENTS.

     (1)  For purposes of Section (2) of this Paragraph C:

          (a) "Announcement Date" means the first general public announcement of the proposal or intention to make a proposal of the Business Combination or its first communication generally to stockholders of the Company, whichever is earlier;

          (b) "Determination Date" means the date on which an Interested Shareholder first became an Interested Shareholder; and

          (c)  "Valuation Date" means

               1. For a Business Combination voted upon by stockholders, the latter of the day prior to the date of the stockholders' vote or the date twenty (20) days prior to the consummation of the Business Combination; and

               2. For a Business Combination not voted upon by stockholders, the date of the consummation of the Business Combination.

     (2) The vote required by Section B of this Article Seventh does not apply to a Business Combination if each of the following conditions is met:

          (a) The aggregate amount of the cash and the Market Value as of the Valuation Date of consideration other than cash to be received per share by holders of Common Stock in such Business Combination is at least equal to the highest of the following:

               1. The highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Shareholder for any shares of Common Stock of the same class or series acquired by it:

                    a.   Within the two-year period immediately
               prior to the Announcement Date of the proposal of the Business Combination; or

                    b. In the transaction in which it became an Interested Shareholder, whichever is higher; or

               2. The Market Value per share of Common Stock of the same class or series on the Announcement Date or on the Determination Date, whichever is higher; or

               3. The price per share equal to the Market Value per share of Common Stock of the same class or series determined pursuant to clause 2 of this Subsection (a), multiplied by the fraction of:

                    a.   The highest per share price, including
               any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Shareholder for any shares of Common Stock of the same class or series acquired by it within the two-year period immediately prior to the Announcement Date, over

                    b.   The Market Value per share of Common
               Stock of the same class or series on the first day in such two-year period on which the Interested Shareholder acquired any shares of Common Stock.

     (b) The aggregate amount of the cash and the Market Value as of the Valuation Date of consideration other than cash to be received per share by holders of shares of any class or series of outstanding stock other than Common Stock is at least equal to the highest of the following, whether or not the Interested Shareholder has previously acquired any shares of a particular class or series of stock:

          1. The highest per share price, including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Shareholder for any shares of such class of stock acquired by it:

                    a.   Within the two-year period immediately
               prior to the Announcement Date of the proposal of the Business Combination; or

                    b. In the transaction in which it became an Interested Shareholder, whichever is higher; or

          2. The highest preferential amount per share to which the holders of shares of such class of stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company; or

          3. The Market Value per share of such class of stock on the Announcement Date or on the Determination Date, whichever is higher; or

          4. The price per share equal to the Market Value per share of such class of stock determined pursuant to clause 3 of this Subsection (b), multiplied by the fraction of:

               a. The highest per share price, including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Shareholder for any shares of any class of Voting Stock acquired by it within the two-year period immediately prior to the Announcement Date, over

               b. The Market Value per share of the same class of Voting Stock on the first day in such two-year period on which the Interested Shareholder acquired any shares of the same class of Voting Stock.

     (c) In making any price calculation under Section (2) of this Paragraph C, appropriate adjustments shall be made to reflect any reclassification, including any reverse stock split; recapitalization; reorganization; or any similar transaction which has the effect of reducing the number of outstanding shares of the stock. The consideration to be received by holders of any class or series of outstanding stock is to be in cash or in the same form as the Interested Shareholder has previously paid for shares of the same class or series of stock. If the Interested Shareholder has paid for shares of any class of stock with varying forms of consideration, the form of consideration for such class of stock shall be either cash or the form used to acquire the largest number of shares of such class or series of stock previously acquired by it.

     (d)  1.   After the Interested Shareholder has become an
Interested Shareholder and prior to the consummation of such Business Combination:

               a. There shall have been no failure to declare and pay at the regular date therefore any full periodic dividends, whether or not cumulative, on any outstanding preferred stock of the Company;

               b. There shall have been no reduction in the annual rate of dividends paid on any class or series of stock of the Company that is not pre-ferred stock, except as necessary to reflect any subdivision of the stock; and an increase in such annual rate of dividends as necessary to reflect any reclassification, including any reverse stock split; recapitalization; reorganization; or any similar transaction which has the effect of reducing the number of outstanding shares of the stock; and

                    c.   The Interested Shareholder shall not
               become the Beneficial owner of any additional shares of stock of the Company except as part of the transaction which resulted in such Interested Shareholder becoming an Interested Shareholder or by virtue of proportionate stock splits or stock dividends.

               2. The provisions of subclauses a and b of clause 1 do not apply if no Interested Shareholder or an Affiliate or Associate of the Interested Shareholder voted as a director of the Company in a manner inconsistent with such subclauses and the Interested Shareholder, within ten (10) days after any act or failure to act inconsistent with such subclauses, notifies the Board of Directors of the Company in writing that the Interested Shareholder disapproves thereof and requests in good faith that the Board of Directors rectify such act or failure to act.

     (e) After the Interested Shareholder has become an Interested Shareholder, the Interested Shareholder may not have received the benefit, directly or indirectly, except proportionately as a stockholder, of any loans, advances, guarantees, pledges or other financial assistance provided by the Company or any Subsidiary, whether in anticipation of or in connection with such Business Combination or otherwise.

     (3) (a)   The vote required by Section B of this Article
     Seventh does not apply to any Business Combination that is approved by a majority of Continuing Directors at a meeting of the Board of Directors at which a quorum consisting of at least a majority of the Continuing Directors is present.

          (b) Unless by its terms a resolution adopted under the foregoing subsection (a) of this Section (3) is made irrevocable, it may be altered or repealed by the Board of Directors, but this shall not affect any Business Combinations that have been consummated, or are the subject of an existing agreement entered into, prior to the alteration or repeal.

          D. Powers of the Board of Directors. A majority of the Continuing Directors of the Company shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article Seventh, including without limitation, (a) whether a person is an Interested Shareholder,
     (b) the number of shares of Voting Stock beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another, (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Company or any Subsidiary in any Business Combination has, an aggregate book value or Market Value of five percent (5%) or more of the total Market Value of the outstanding stock of the Company or of its net worth, and (e) whether the requirements of Paragraph C of this Article Seventh have been met.

          E.   No Effect on Fiduciary Obligations of Interested
     Shareholders. Nothing contained in this Article Seventh shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

          F. Amendment or Repeal. Notwithstanding any other provisions of this Article Seventh or of any other Article hereof, or of the By-Laws of the Company (and notwithstanding the fact that a lesser percentage may be specified from time to time by law, this Article Seventh, any other Article hereof, or the By-Laws of the Company), the provisions of this Article Seventh may not be altered, amended or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least: (i) 80% of the combined voting power of the then outstanding Voting Stock of the Company, voting together as a single class and (ii) 66-2/3% of the combined voting power of the then outstanding Voting Stock (which is not beneficially owned by any Interested Shareholder), voting together as a single class.

          EIGHTH. A. Number, Election and Terms of Directors. The business of the Company shall be managed by a Board of Directors. The number of directors of the Company shall be fixed from time to time by or pursuant to the By-Laws of the Company. Except as otherwise provided in or fixed by or pursuant to the provisions of Article Fourth hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, the directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the manner specified in the By-Laws of the Company, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1988, another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1989, and another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1990, with each member of each class to hold office until his successor is elected and qualified. At each annual meeting of stockholders of the Company and except as otherwise provided in or fixed by or pursuant to the provisions of Article Fourth hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

          B. Stockholder Nomination of Director Candidates and Introduction of Business. Advance notice of stockholder nominations for the election of directors, and advance notice of business to be brought by stockholders before an annual meeting of stockholders, shall be given in the manner provided in the By-Laws of the Company.

          C. Newly Created Directorships and Vacancies. Except as otherwise provided in or fixed by or pursuant to the provisions of Article Fourth hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances:
     (i) newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors; (ii) any director elected in accordance with the preceding clause (i) shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified; and (iii) no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          D. Removal. Except as otherwise provided in or fixed by or pursuant to the provisions of Article Fourth hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, any director may be removed from office, with or without cause, only by the affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding shares of the Company's stock entitled to vote generally, voting together as a single class. Notwithstanding the foregoing provisions of this Paragraph D, if at any time any stockholders of the Company have cumulative voting rights with respect to the election of directors and less than the entire Board of Directors is to be removed, no director may be removed from office if the votes cast against his removal would be sufficient to elect him as a director if then cumulatively voted at an election of the class of directors of which he is a part. Whenever in this Article Eighth or in Article Ninth hereof or in Article Tenth hereof, the phrase, "the then outstanding shares of the

     Company's stock entitled to vote generally" is used, such phrase shall mean each then outstanding share of any class or series of the Company's stock that is entitled to vote generally in the election of the Company's directors.

          E. Amendment or Repeal. Notwithstanding any other provisions of this Article Eighth or of any other Article hereof or of the By-Laws of the Company (and notwithstanding the fact that a lesser percentage may be specified from time to time by law, this Article Eighth, any other Article hereof, or the By-Laws of the Company), the provisions of this Article Eighth may not be altered, amended or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of at least 80% of the combined voting power of the then outstanding shares of the Company's stock entitled to vote generally, voting together as a single class.

          NINTH. Any action required or permitted to be taken by the stockholders of the Company at a meeting of such holders may be taken without such a meeting only if a consent in writing setting forth the action so taken shall be signed by all of the stockholders entitled to vote with respect to the subject matter thereof. Except as otherwise mandated by Kentucky law and except as otherwise provided in or fixed by or pursuant to the provisions of Article Fourth hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, special meetings of stockholders of the Company may be called only by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors or by the President of the Company. Notwithstanding any other provisions of this Article Ninth or of any other Article hereof or of the By-Laws of the Company (and notwithstanding the fact that a lesser percentage may be specified from time to time by law, this Article Ninth, any other Article hereof, or the By-Laws of the Company), the provisions of this Article Ninth may not be altered, amended or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding shares of the Company's stock entitled to vote generally, voting together as a single class.

          TENTH. The Board of Directors shall have power to adopt, amend and repeal the By-Laws of the Company to the maximum extent permitted from time to time by Kentucky law; provided, however, that any By-Laws adopted by the Board of

     Directors under the powers conferred hereby may be amended or repealed by the Board of Directors or by the holders of at least a majority of the combined voting power of the then outstanding shares of the Company's stock entitled to vote generally, voting together as a single class, except that, and notwithstanding any other provisions of this Article Tenth or of any other Article hereof or of the By-Laws of the Company (and notwithstanding the fact that a lesser percentage may be specified from time to time by law, this Article Tenth, any other Article hereof or the By-Laws of the Company), no provision of Section 2, Section 4 or Section 5 of Article I of the By-Laws or of Section 1 of Article II of the By-Laws or of
     Section 2 of Article IV of the By-Laws or of Article IX of the By-Laws may be altered, amended or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding shares of the Company's stock entitled to vote generally, voting together as a single class. Notwithstanding any other provisions of this Article Tenth or of any other Article hereof or of the By-Laws of the Company (and notwithstanding the fact that a lesser percentage may be specified from time to time by law, this Article Tenth, any other Article hereof or the By-Laws of the Company), the provisions of this Article Tenth may not be altered, amended or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding shares of the Company's stock entitled to vote generally, voting together as a single class.

     [The following are resolutions that were duly adopted by the Company's Board of Directors and that set forth in accordance with the Kentucky Business Corporation Act certain of the terms of several series of the Company's Preferred Stock (without par value).]

                   PREFERRED STOCK RESOLUTIONS

     RESOLVED, By the Board of Directors of Louisville Gas and
Electric Company, a Kentucky corporation,

     (1) That a series consisting of 250,000 shares of the Preferred Stock (without par value) of the Company is hereby created and established out of the authorized and unissued shares of the Preferred Stock (without par value) of the Company; said series, and each share thereof, shall be designated "$8.72

Cumulative Preferred Stock (without par value)"; and all of said two hundred and fifty thousand (250,000) shares of said series are hereby authorized to be issued by the Company;

     (2) That the annual dividend payable in respect of each share of said series shall be $8.72; the initial dividend in respect of such share of said series shall be payable on October 15, 1976, when and as declared by the Board of Directors of this Company, to holders of record on September 30, 1976, and will accrue from the date of original issuance of said series; thereafter, such dividends shall be payable on January 15, April 15, July 15, and October 15 in each year (or the next business date thereafter in each case), when and as declared by the Board of Directors of this Company, for the quarter-yearly period ending on the last business day of the preceding month;

     (3) That the shares of said series shall be subject to redemption, in whole at any time or in part from time to time, upon the notice and in the manner and with the effect provided in the Articles of Incorporation (as amended) of the Company; and the redemption price or prices applicable to shares of said series shall be $108.72 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is prior to July 1, 1981; $105.00 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to July 1, 1981, and prior to July 1, 1986; $103.00 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to July 1, 1986, and prior to July 1, 1991; and $101.00 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to July 1, 1991; provided, that none of the shares of said series may be redeemed by the Company prior to July 1, 1981, from the proceeds received through the incurring of debt, or through the issuance of preferred stock ranking equally with or prior to said series as to dividends or on liquidation, where such debt has an effective interest cost or such preferred stock has an effective dividend cost to the Company of less than the effective dividend cost to the Company of said series.

     (4) That the preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Company, in addition to dividends accumulated but unpaid thereon, shall be $100 per share, in the event of any voluntary liquidation, dissolution or winding up of the Company, except that if such voluntary liquidation, dissolution or winding up of the Company shall have been approved by the vote in favor thereof given at a meeting called for that purpose or by the written consent of the holders of a majority of the total shares of the $8.72 Cumulative Preferred Stock (without par value) then outstanding, the amount so payable on such voluntary liquidation, dissolution or winding up shall be $100 per share; or $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Company.

     (5) That the shares of said series shall be subject to all the terms, provisions and restrictions set forth in the Articles of Incorporation (as amended) of the Company with respect to shares of the Preferred Stock (without par value) of the Company and, excepting only as to the rate of dividend per annum payable in respect of the shares of said series, the redemption price or prices applicable to the shares of said series, and the liquidation price applicable to shares of said series, shall have the same relative rights and preferences as, shall be of equal rank with, and shall confer rights equal to those conferred by, all other shares of the Preferred Stock (without par value) of the Company.

     (6) That the stated value of the shares of said series shall be $100 per share.

     AND FURTHER RESOLVED: That prior to the issuance by the Company of any shares of said $8.72 Cumulative Preferred Stock (without par value), the Company shall execute and file in the office of the Secretary of State of the State of Kentucky such statement or certificate with respect to said shares as is required by statutes of the State of Kentucky; and, after such filing of said statement or certificate, the officers of the Company shall cause the duplicate original thereof, when returned to the Company by the Secretary of State, to be filed for record in the office of the Clerk of the County Court of Jefferson County being the county in which the registered office of the Company is situated.

                  ____________________________

     RESOLVED, By the Board of Directors of Louisville Gas and
Electric Company, a Kentucky corporation,

     (1) That a series consisting of 250,000 shares of the Preferred Stock (without par value) of the Company is hereby created and established out of the authorized and unissued shares of the Preferred Stock (without par value) of the Company; said series, and each share thereof, shall be designated "$8.90 Cumulative Preferred Stock (without par value)"; and all of said two hundred and fifty thousand (250,000) shares of said series are hereby authorized to be issued by the Company;

     (2) That the annual dividend payable in respect of each share of said series shall be $8.90; the initial dividend in respect of such share of said series shall be payable on October 16, 1978, when and as declared by the Board of Directors of this Company, to holders of record on September 29, 1978, and will accrue from the date of original issuance of said series;

thereafter, such dividends shall be payable on January 15, April 15, July 15, and October 15 in each year (or the next business date thereafter in each case), when and as declared by the Board of Directors of this Company, for the quarter-yearly period ending on the last business day of the preceding month;

     (3) That the shares of said series shall be subject to redemption, in whole at any time or in part from time to time, upon the notice and in the manner and with the effect provided in the Articles of Incorporation (as amended) of the Company; and the redemption price or prices applicable to shares of said series shall be $108.90 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is prior to July 1, 1983; $106.68 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to July 1, 1983, and prior to July 1, 1988; $104.45 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to July 1, 1988, and prior to July 1, 1993; and $102.23 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to July 1, 1993; provided, that none of the shares of said series may be redeemed by the Company prior to July 1, 1983, from the proceeds received through the incurring of debt, or through the issuance of preferred stock ranking equally with or prior to said series as to dividends or on liquidation, where such debt has an effective interest cost or such preferred stock has an effective dividend cost to the Company of less than the effective dividend cost to the Company of said series.

     (4) That the preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Company, in addition to dividends accumulated but unpaid thereon, shall be $100 per share, in the event of any voluntary liquidation, dissolution or winding up of the Company, except that if such voluntary liquidation, dissolution or winding up of the Company shall have been approved by the vote in favor thereof given at a meeting called for that purpose or by the written consent of the holders of a majority of the total shares of the $8.90 Cumulative Preferred Stock (without par value) then outstanding, the amount so payable on such voluntary liquidation, dissolution or winding up shall be $100 per share; or $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Company.

     (5) That the shares or said series shall be subject to all the terms, provisions and restrictions set forth in the Articles of Incorporation (as amended) of the Company with respect to shares of the Preferred Stock (without par value) of the Company and, excepting only as to the rate of dividend per annum payable in respect of the shares of said series, the redemption price or prices applicable to the shares of said series, and the liquidation price applicable to shares of said series, shall have the same relative rights and preferences as, shall be of equal rank with, and shall confer rights equal to those conferred by, all other shares of the Preferred Stock (without par value) of the Company.

     (6) That the stated value of the shares of said series shall be $100 per share.

     AND FURTHER RESOLVED: That prior to the issuance by the Company of any shares of said $8.90 Cumulative Preferred Stock (without par value), the Company shall execute and file in the office of the Secretary of State of the State of Kentucky such statement or certificate with respect to said shares as is required by statutes of the State of Kentucky; and, after such filing of said statement or certificate, the officers of the Company shall cause the duplicate original thereof, when returned to the Company by the Secretary of State, to be filed for record in the office of the Clerk of the County Court of Jefferson County being the county in which the registered office of the Company is situated.
                   __________________________

     RESOLVED, By the Board of Directors of Louisville Gas and
Electric Company, a Kentucky corporation,

     (1) That a series consisting of 250,000 shares of the Preferred Stock (without par value) of the Company is hereby created and established out of the authorized and unissued shares of the Preferred Stock (without par value) of the Company; said series, and each share thereof, shall be designated "$9.54 Cumulative Preferred Stock (without par value)"; and all of said two hundred and fifty thousand (250,000) shares of said series are hereby authorized to be issued by the Company;

     (2) That the annual dividend payable in respect of each share of said series shall be $9.54, the initial dividend in respect of such share of said series shall be payable on January 15, 1980, when and as declared by the Board of Directors of this Company, to holders of record on December 31, 1979, and will accrue from the date of original issuance of said series; thereafter, such dividends shall be payable on January 15, April 15, July 15, and October 15 in each year (or the next business date thereafter in each case), when and as declared by the Board of Directors of this Company, for the quarter-yearly period ending on the last business day of the preceding month;

     (3) That the shares of said series shall be subject to redemption, in whole at any time or in part from time to time, upon the notice and in the manner and with the effect provided in the Articles of Incorporation (as amended) of the Company; and the redemption price or prices applicable to shares of said series shall be $109.54 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is prior to October 1, 1984; $107.16 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to October 1, 1984, and prior to October 1, 1989; $104.77 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to October 1, 1989, and prior to October 1, 1994; and $102.39 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to October 1, 1994; provided, that none of the shares of said series may be redeemed by the Company prior to October 1, 1984, from the proceeds received through the incurring of debt, or through the issuance of preferred stock ranking equally with or prior to said series as to dividends or on liquidation, where such debt has an effective interest cost or such preferred stock has an effective dividend cost to the Company of less than the effective dividend cost to the Company of said series.

     (4) That the preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Company, in addition to dividends accumulated but unpaid thereon, shall be $100 per share, in the event of any voluntary liquidation, dissolution or winding up of the Company, except that if such voluntary liquidation, dissolution or winding up of the Company shall have been approved by the vote in favor thereof given at a meeting called for that purpose or by the written consent of the holders of a majority of the total shares of the $9.54 Cumulative Preferred Stock (without par value) then outstanding, the amount so payable on such voluntary liquidation, dissolution or winding up shall be $100 per share; or $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Company.

     (5) That the shares of said series shall be subject to all the terms, provisions and restrictions set forth in the Articles of Incorporation (as amended) of the Company with respect to shares of the Preferred Stock (without par value) of the Company and, excepting only as to the rate of dividend per annum payable in respect of the shares of said series, the redemption price or prices applicable to the shares of said series, and the liquidation price applicable to shares of said series, shall have the same relative rights and preferences as, shall be of equal rank with, and shall confer rights equal to those conferred by, all other shares of the Preferred Stock (without par value) of the Company.

     (6) That the stated value of the shares of said series shall be $100 per share.

     AND FURTHER RESOLVED: That prior to the issuance by the Company of any shares of said $9.54 Cumulative Preferred Stock (without par value), the Company shall execute and file in the office of the Secretary of State of the State of Kentucky such statement or certificate with respect to said shares as is required by statutes of the State of Kentucky; and, after such filing of said statement or certificate, the officers of the Company shall cause the duplicate original thereof, when returned to the Company by the Secretary of State, to be filed for record in the office of the Clerk of the County Court of Jefferson County being the county in which the registered office of the Company is situated.

STATE OF KENTUCKY
COUNTY OF JEFFERSON

     I, C.M. HAYS, a notary public, do hereby certify that on this 7th day of October, 1987, personally appeared before me R. L. Royer and W. W. Hancock, Jr., who, being by me first duly sworn, severally declared and acknowledged before me that they are
President and Secretary, respectively, of Louisville Gas and
Electric Company, that they signed foregoing document as President and Secretary, respectively, of the Corporation and that the statements therein contained are true.
     My Commission Expires:  September 20, 1988
                              C. M. HAYS
                              Notary Public
This instrument prepared by:

______________________________
Charles G. Middleton, III
MIDDLETON & REUTLINGER
2500 Brown & Williamson Tower
Louisville, Kentucky  40242
(502) 584-1135




     IN WITNESS WHEREOF, Louisville Gas and Electric Company has caused these Restated Articles of Incorporation to be duly executed by its President and its Secretary this 7th day of October 1987.

                              LOUISVILLE GAS AND ELECTRIC COMPANY

                              By: R. L. ROYER
                                       President

                              By: W. W. HANCOCK, JR.
                                       Secretary

                    ARTICLES OF AMENDMENT TO
            THE RESTATED ARTICLES OF INCORPORATION OF
               LOUISVILLE GAS AND ELECTRIC COMPANY

     Pursuant to the provisions of Kentucky Revised Statutes 271B.10-060, et seq., the undersigned Corporation adopts the following Articles of Amendment to its Restated Articles of
Incorporation:
     1. The name of the Corporation is Louisville Gas and Electric Corporation.
     2. The following Amendment to the Restated Articles of Incorporation of Louisville Gas and Electric Company was recommended by the Board of Directors and adopted at its Annual Meeting of Shareholders on May 9, 1989 by its shareholders in the manner prescribed by the Kentucky Business Corporation Act:
     The Restated Articles of Incorporation of Louisville Gas and Electric Company shall be amended by adding the following as Article Eleventh and Twelfth:
     ELEVENTH. A director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of his duties as a director, except for liability (i) for any transaction in which the director's personal financial interest is in conflict with the financial interests of the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or are known to the director to be a violation of law, (iii) under Kentucky Revised Statutes 271B.8-330, or (iv) for any transaction from which the director derived any improper personal benefit. If the Kentucky Business Corporation Act is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Kentucky Business
     Corporation Act, as so amended.
          Any repeal or modification of the foregoing paragraph by the stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

TWELFTH. A. RIGHT TO INDEMNIFICATION. Each person who was or is a director of the Company and who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "Indemnified Director"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Company to the fullest extent permitted by the Kentucky Business Corporation Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all liability, all reasonable expense and all loss (including, without limitation, judgments, fines, reasonable attorneys' fees, ERISA excise taxes or penalties and amounts paid in settlement) incurred or suffered by such Indemnified Director in connection therewith and such indemnification shall continue as to an Indemnified Director who has ceased to be a director and shall inure to the benefit of the Indemnified Director's heirs, executors and administrators. Each person who was or is an officer of the Company and not a director of the Company and who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any proceeding, by reason of the fact that he or she is or was an officer of the Company or is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "Indemnified Officer"), whether the basis of such proceeding is alleged action in an official capacity as an officer or in any other capacity while serving as an officer, shall be indemnified and held harmless by the Company against all liability, all reasonable expense and all loss (including, without limitation, judgments, fines, reasonable attorneys' fees, ERISA excise taxes or penalties and amounts paid in settlement) incurred or suffered by such Indemnified Officer to the same extent and under the same conditions that the Company must indemnify an Indemnified Director pursuant to the immediately preceding sentence and to such further extent as is not contrary to public policy and such indemnification shall continue as to an Indemnified Officer who has ceased to be an officer and shall inure to the benefit of the Indemnified Officer's heirs, executors and administrators. Notwithstanding the foregoing and except as provided in Paragraph
B of this Article Twelfth with respect to proceedings to enforce rights to indemnification, the Company shall indemnify any Indemnified Director or Indemnified Officer in connection with a proceeding (or part thereof) initiated by such Indemnified Director or Indemnified Officer only if such proceeding (or part thereof) was authorized by the Board of Directors of the Company. As hereinafter used in this Article Twelfth, the term "indemnitee" means any Indemnified Director or Indemnified Officer. Any person who is or was a director or officer of a subsidiary of the Company shall be deemed to be serving in such capacity at the request of the Company for purposes of this Article Twelfth. The right to indemnification conferred in this Article shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Kentucky Business Corporation Act requires, an advancement of expenses incurred by an indemnitee who at the time of receiving such advance is a director of the Company shall be made only upon:
(i) delivery to the Company of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter, a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Article or otherwise; (ii) delivery to the Company of a written affirmation of the indemnitee's good faith belief that he or she has met the standard of conduct that makes indemnification by the Company permissible under the Kentucky Business Corporation Act; and (iii) determination that the facts then known to those making the determination would not preclude indemnification under the Kentucky Business Corporation Act. The right to indemnification and advancement of expenses conferred in this Paragraph A shall be a contract right.

     B. RIGHT OF INDEMNITEE TO BRING SUIT. If a claim under Paragraph A of this Article Twelfth is not paid in full by the Company within sixty days after a written claim has been received by the Company (except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days), the indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee also shall be entitled to be paid the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (other than a suit to enforce a right to an advancement of expenses brought by an indemnitee who will not be a director of the Company at the time such advance is made) it shall be a defense that, and in (ii) any suit by the Company to recover an advancement of expenses pursuant to the terms of an undertaking the Company shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the standard that makes it permissible hereunder or under the Kentucky Business Corporation Act (the "applicable standard") for the Company to indemnify the indemnitee for the amount claimed. Neither the failure of the Company (including its Board of Directors, a committee of the Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard, nor an actual determination by the Company (including its Board of Directors, a committee of the Board of Directors, independent legal counsel or its stockholders) that the indemnitee has not met the applicable standard, shall create a presumption that the indemnitee has not met the applicable standard or, in the case of such a suit brought by the indemnitee, shall be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Article Twelfth or otherwise shall be on the Company.

     C. NON-EXCLUSIVITY OF RIGHTS. The rights to indemnification and to the advancement of expenses conferred in this Article Twelfth shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, these Articles of Incorporation, any By-Law, any agreement, any vote of stockholders or disinterested directors or otherwise.

     D. INSURANCE. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Kentucky Business Corporation Act.

     E. INDEMNIFICATION OF EMPLOYEES AND AGENTS. The Company may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Company and to any person serving at the request of the Company as an agent or employee of another corporation or of a joint venture, trust or other enterprise to the fullest extent of the provisions of this Article Twelfth with respect to the indemnification and advancement of expenses of either directors or officers of the Company.

     F. REPEAL OR MODIFICATION. Any repeal or modification of any provision of this Article Twelfth shall not adversely affect any rights to indemnification and to advancement of expenses that any person may have at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

     G. SEVERABILITY. In case any one or more of the provisions of this Article Twelfth, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions in this Article Twelfth, and any other application thereof, shall not in any way be affected or impaired thereby.

     3. The only voting group entitled to vote on the foregoing amendment was owners of record on March 24, 1989 of the Corporation's Common Stock (without par value) and Preferred Stock ($25 par value), voting together as one class.
     4. The designation, number of outstanding shares, number of votes entitled to be cast by the voting group entitled to vote on the amendments and number of votes of the voting group indisputably represented at the meeting were as follows:

                                                  Number of votes
Designation         Number of      Number of      indisputably
(voting together    outstanding    votes          represented at
as one class)       shares         entitled to    the meeting
                                   be cast

Common Stock
(without par
value) and
Preferred Stock
($25 par value)     22,442,261     22,442,261     19,098,496

     5. The total number of votes cast for the amendment, against the amendment and abstaining regarding the amendment by the voting group entitled to vote on the amendment was as follows: 17,726,543 votes for, 960,522 votes against and 411,431 votes abstaining. Therefore, the amendment passed by a favorable vote of 78.9%.

     IN TESTIMONY WHEREOF, witness the signatures of the duly qualified officers of Louisville Gas and Electric Company this 25th day of May 1989.

                              LOUISVILLE GAS AND ELECTRIC COMPANY

                              By:________________________________
                                   R. L. Royer
                                   President

                              By:________________________________
                                   W. W. Hancock, Jr.
                                   Secretary

STATE OF KENTUCKY
COUNTY OF JEFFERSON

     I, C.M. HAYS, a notary public, do hereby certify that on this 25th day of May, 1989, personally appeared before me R. L. Royer and W. W. Hancock, Jr., who, being by me first duly sworn, severally declared and acknowledged before me that they are President and Secretary, respectively, of Louisville Gas and Electric Company, that they signed foregoing document as President and Secretary, respectively, of the Corporation and that the statements therein contained are true.
     My Commission Expires:  September 20, 1988
                                        C. M. HAYS
                                       Notary Public
This instrument prepared by:

______________________________
Charles G. Middleton, III
MIDDLETON & REUTLINGER
2500 Brown & Williamson Tower
Louisville, Kentucky  40242
(502) 584-1135

                      ARTICLE OF AMENDMENT
                               TO
                    ARTICLES OF INCORPORATION
                               OF
               LOUISVILLE GAS AND ELECTRIC COMPANY


To the Secretary of State of Kentucky:

     Pursuant to the provisions of Chapter 271B of the Kentucky
Revised Statutes, the undersigned corporation hereby amends its Articles of Incorporation, and for that purpose, submits the following statement:

     1. The name of the corporation is Louisville Gas and Electric Company.

     2. On February 5, 1992, the Board of Directors, acting on behalf of the corporation, duly adopted the Amendment to the Company's Articles of Incorporation attached hereto as Exhibit A.

     3. If not contained in the Amendment itself, the manner in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be implemented as follows:

               Not Applicable

     4. The Amendment is to be effective upon the filing of these articles by the Secretary of State.

     5. The amendment was duly adopted by the Board of Directors without shareholder approval pursuant to 271B.10-020 and 271B.6-020 of the Kentucky Revised Statutes, and shareholder action was not required.

Dated:    February 5, 1992    LOUISVILLE GAS AND ELECTRIC COMPANY


                              Charles A. Markel, III
                              Senior Vice President and
                              Chief Financial Officer

EXHIBIT A

                            AMENDMENT


The Restated Articles of Incorporation are hereby amended by adding thereto a new Article Thirteenth which shall read in its entirety as follows:

THIRTEENTH. A. Terms of Preferred Stock, Auction Series A (without par value). The Company has classified 500,000 shares of the Preferred Stock (without par value) as a series of such Preferred Stock designated as "Preferred Stock, Auction Series A (without par value)." The preferences, rights, qualifications and restrictions of the shares of the "Preferred Stock, Auction Series A (without par value)" shall be as follows:

(1)  Authorized Shares: Units.

     The shares of Preferred Stock, Auction Series A (without par value) (hereinafter referred to as the "Series A Stock") shall be purchased, sold, transferred and redeemed only in Units of 1,000 shares per unit (a "Unit"), except as provided in subsection (d) of Section (5).

(2)  Dividends.

     (a) The Holders shall be entitled to receive, when and as declared by the Board of Directors of the Company, out of funds legally available therefor, cumulative cash dividends at the dividend rate per annum, determined as, and payable on the respective dates, set forth below.

     (b) The dividend rate on shares of Series A Stock shall be 3.30% per annum during the period (the "Initial Dividend Period") from February 11, 1992 (the "Date of Original Issue") and ending on April 14, 1992 and shall be payable on April 15, 1992 (the "Initial Dividend Payment Date"). Subsequent dividends shall be equal to the rate per annum that results from implementation of the Auction Procedures, except in the case of a Payment Failure. Notwithstanding the results of any Auction, however, and subject to subsection (1) of this Section
          (2), the dividend rate on the Series A Stock will not exceed 25% per annum for any Dividend Period (as hereinafter defined). Dividends on shares of Series A Stock shall accrue from February 11, 1992.

     (c) As of the end of the Initial Dividend Period and any subsequent Dividend Period, the Board of Directors of the Company may designate either (i) a Dividend Period of three months which shall commence on the day imme-diately following the last day of the preceding Dividend Period and shall end on the fourteenth day of January, April, July or October next succeeding (a "Quarterly Period") or (ii) a Dividend Period of either 49 days or 13 weeks (in either case, subject to adjustment for non-Business Days and to meet the Minimum Holding Period, as provided in subsection (g) of this Section (2)) (a "Short-Term Period"). (The Initial Dividend Period, each subsequent Quarterly Period and any Short-Term Period, individually, is referred to herein as a "Dividend Period".) If and when the Board of Directors designates a Short-Term Period, each subsequent Dividend Period shall be a Short-Term Period. In the event of a change in law altering the minimum holding period (currently found in Section 246(c) of the Internal Revenue Code of 1986, as amended (the "code")) (the "Minimum Holding Period") required for taxpayers to be entitled to the Dividends-Received Deduction, the length of each Short-Term Period commencing after the effective date of such change in law shall be adjusted so that the number of days in such Short-Term Periods shall exceed the then-current Minimum Holding Period; provided that, (i) the Short-Term Period that originally was a 49-day Short-Term Period shall not exceed by more than nine days the length of the then-current Minimum Holding Period, (ii) the number of days in any Short Term Period shall be evenly divisible by seven, and (iii) the maximum number of days in any Short-Term Period shall in no event exceed 98 days. Upon any such change in the number of days in a Short-Term Period, the Company shall give notice of such change to the Trust Company, the Securities Depository and each Existing Holder. Notwithstanding the provisions of this subsection (c), designation of a Short-Term Period shall be permitted only after such amendments to these Articles as are necessary to accommodate the payment of dividends for a Short-Term Period have been duly adopted.

    (d) The initial Short-Term Period shall end on a Wednesday designated by the Board of Directors of the Company which will be no earlier than the 46th day and no later than the 98th day after the last day of the preceding Quarterly Period (in any case, subject to adjustment for non-Business Days and to meet the Minimum Holding Period, as provided in subsection (g) of this Section
          (2)). Each subsequent Short-Term Period will commence on the day immediately following the last day of the preceding Short-Term Period and will end (i) on the seventh Wednesday thereafter, in the case of a 49-day Short-Term Period or (ii) on the thirteenth Wednesday thereafter, in the case of a 13-week Short-Term Period (in each case, subject to adjustment for non-Business

          Days and to meet the Minimum Holding Period as provided in subsection (g) of this Section (2)). In the absence of a designation by the Board of Directors of the Company to the contrary, each 49-day Short-Term Period will be followed by a 49-day Short-Term Period and each 13-week Short Term Period will be followed by a 13-week Short-Term Period.

    (e) Following any amendment of these Articles to permit dividend payments on a basis other than quarterly, and without regard to the designation by the Board of Directors of the Company of the duration of the next succeeding Dividend Period, (i) if Sufficient Clearing Bids do not result from an Auction, then the Dividend Period to which such Auction relates will be a 49-day Short-Term Period or (ii) if a Payment Failure has occurred, then the Dividend Period during which such Payment Failure has occurred, and each subsequent Dividend Period until such Payment Failure has been cured, will be a 49-day Short-Term Period (in each case, subject to adjustment for non-Business Days and to meet the Minimum Holding Period, as described in subsection
          (g) of this Section (2)).

    (f) Dividends with respect to any Quarterly Period will be payable in arrears, when and as declared, on the fifteenth day of each January, April, July and October, unless such day is not a Business Day, in which case they shall be payable on the next succeeding Business Day (each a "Quarterly Dividend Payment Date"). Dividends with respect to any Short-Term Period shall be payable in arrears, when and as declared, on the Thursday next following the last day of the Short-Term Period (a "Short-Term Dividend Payment Date"), except as provided in subsection (g) of this Section (2). (Each Quarterly Dividend Payment Date and Short-Term Dividend Payment Date, individually, is referred to herein as a "Dividend Payment Date.")

    (g)   Notwithstanding the provisions of subsections (c), (d),
          (e) and (f), with respect to the Short-Term Dividend
          Payment Date:

         1. If the Thursday is not a Business Day, then the Short-Term Dividend Payment Date shall be the preceding Tuesday if both such Tuesday and the Wednesday following such Tuesday are Business Days; or

         2. If the Friday following such Thursday is not a Business Day, then the Short-Term Dividend Payment Date will be the Wednesday preceding such Thursday if both such Wednesday and such Thursday are Business Days; or

         3. If either (a) such Thursday is not a Business Day and either the preceding Tuesday or Wednesday is not a Business Day or (b) such Thursday is a Business Day and the Friday following such Thursday and such preceding Wednesday are not Business Days, then the Short-Term Dividend Payment Date shall be the first Business Day preceding such Thursday that is next succeeded by a Business Day.

          Even though any particular Short-Term Dividend Payment Date may not occur on the originally scheduled Short-Term Dividend Payment Date because of the adjustments provided for in this subsection (g), the next succeeding Short-Term Dividend Payment Date shall occur, subject to such adjustments, on the seventh or the thirteenth Thursday, as applicable, following the originally scheduled Short-Term Dividend Payment Date. Notwithstanding the foregoing, if any Short-Term Dividend Payment Date set pursuant to this subsection (g) would occur in a number of days after the immediately preceding Short-Term Dividend Payment Date that is less than the number of days in the then-current Minimum Holding Period, the Short-Term Dividend Payment Date shall instead be the next Business Day that (i) is at least a number of days after the preceding Dividend Payment Date as to include the then-current Minimum Holding Period and (ii) is next succeeded by a Business Day. After any such adjustment pursuant to this subsection (g) to the Dividend Payment Date for any Short-Term Period, the last day of such Short-Term Period shall also be adjusted so as to be the day immediately preceding such Dividend Payment Date.

     (h) Any designation by the Board of Directors of a Short Term Period following a Quarterly Period shall be effective upon written notice thereof given by the Company to the Trust Company and to the Securities Depository prior to 1:00 P.M., New York City time, on the fifth Business Day prior to the Auction Date. Any designation by the Board of Directors of a change in the duration of the Short-Term Period shall be effective upon written notice thereof given by the Company to the Trust Company and to the Securities Depository prior to 1:00 P.M., New York City time, on the third Business Day prior to the Auction Date.

     (i) Dividends shall be payable to the Holders as their names appear on the stock books of the Company or of the registrar of the Series A Stock on the Business Day next preceding the Dividend Payment Date in the case of a

          Short-Term Period and on such date, not more than 30 days and not less than 10 days, as may be fixed by the Board of Directors, next preceding the Dividend Payment Date in the case of a Quarterly Period; provided that, if a Payment Failure exists, then such dividends shall be paid to the Holders as their names appear on the stock books on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

     (j) Dividend rates for the shares of Series A Stock for each Dividend Period (other than the Initial Dividend Period) shall be equal to the rate per annum that results from the Auction with respect to such Dividend Period; provided that, (i) if a Payment Failure shall have occurred, the dividend rate for all Dividend Periods commencing on or after such Dividend Payment Date or redemption date and until such Payment Failure has been cured shall be a rate per annum equal to 250% of the Applicable AA Composite Commercial Paper Rate on the Business Day next preceding the commencement-of each such Dividend Period (notwithstanding the results of any Auction for any such Dividend Period); and (ii) if a Payment Failure is remedied by reason of the Company having paid all dividends accrued and unpaid, and all unpaid redemption payments, on all shares of Series A Stock, the dividend rate for each Dividend Period commencing after the date on which the Payment Failure is remedied shall again be determined by an Auction. Notwithstanding the foregoing, and subject to subsection
          (1) of this Section (2), the dividend rate for any Dividend Period shall not exceed 25% per annum. The rate per annum at which dividends are payable on shares of Series A Stock for any Dividend Period (other than the Initial Dividend Period) is hereinafter referred to as the "Applicable Rate."

     (k) The dividend per share to accrue and be payable on each share of Series A Stock for the Initial Dividend Period shall be computed by multiplying the product of 3.30% (the dividend rate for the Initial Dividend Period) and $100 by a fraction, the numerator of which shall be the number of days in the Initial Dividend Period, including the first and last days of such Initial Dividend Period, and the denominator of which shall be 360. The dividend per share to accrue and be payable on each share of Series A Stock for each Quarterly Period shall be computed by dividing by four the product of the Applicable Rate for such Dividend Period and $100. The dividend per share to accrue and be payable on each share of Series A Stock for any Short-Term Period shall be computed by multiplying the Applicable Rate for such Short-Term Period by a fraction, the numerator of which shall be the number of days in such Short-Term Period, including the first and last days of such Dividend Period, and the denominator of which shall be 360, and multiplying by $100 the rate so obtained.

     (l) Notwithstanding anything to the contrary contained in subarticle A of this Article Thirteenth, the dividend rate for any Dividend Period on the Series A Stock shall not exceed 25% per annum; provided, however, that if paragraph (7)(B)(b) of Article Fourth hereof is amended to provide a method for computing the dividend rate on preferred stock having dividends determined pursuant to an adjustable, floating or variable rate, then from and after the date such amendment becomes effective, this subsection (l), including the 25% restriction contained in this subsection (l), shall cease to be operative, and shall be of no force and effect and all references to this subsection (l) in subarticle A of this Article Thirteenth shall be of no force and effect.

(3)  Definitions.

     As used with respect to the shares of Series A Stock, the following terms shall have the following meanings, unless the context otherwise requires:

          "Affiliate" shall mean any Person known to the Trust
          Company to be controlled by, in control of or under common control with the Company.

          "Agent Member" shall mean a member of the Securities
          Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's
          Letter.

     "Applicable AA Composite Commercial Paper Rate," on any date, shall mean (i) with respect to a 49-day Short-Term Period, (A) the Interest Equivalent of the 60-day rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by Standard & Poor's Corporation or its successor ("S&P"), or the equivalent of such rating by S&P or another rating agency, as such 60-day rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or
     (B) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the 60-day rate on commercial paper placed on behalf of such issuers, and as quoted, on a discount basis or otherwise, to the Trust Company for the close of business on the Business Day immediately preceding such date by the Commercial Paper Dealers or (ii) with respect to a Quarterly Period or a 13-week Short-Term

     Period, the Interest Equivalent of the 90-day rate on such commercial paper as so determined. In the event that either of the Commercial Paper Dealers does not quote a rate required to determine the Applicable AA Composite Commercial Paper Rate, the Applicable AA Composite Commercial Paper Rate shall be determined on the basis of the quotations furnished by the remaining Commercial Paper Dealer and the Substitute Commercial Paper Dealer selected by the Company to provide such rate or, if the Company does not select any such Substitute Commercial Paper Dealer, the remaining Commercial Paper Dealer. If an adjustment is made to the length of a Short-Term Period to comply with the Minimum Holding Period pursuant to subsection (c) of Section (2), then if the resulting number of days in each subsequent Short-Term Period, before any adjustment shall be (i) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent of the 60-day and 90-day rates on such commercial paper, or (ii) 85 or more days but 98 or fewer days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper.

     "Applicable Rate" shall have the meaning specified in Section
     (2), subsection (j).

     "Auction" shall mean periodic implementation of the Auction
     Procedures set forth herein.

     "Auction Date" shall mean the Business Day immediately preceding a Dividend Payment Date.

     "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Section (4).

     "Available Units" shall have the meaning specified in Section
     (4), subsection (c), paragraph 1, subparagraph a.

     "Bid" and "Bids" shall have the respective meanings specified in Section (4), subsection (a), paragraph 1, subparagraph c.

     "Bidder" and "Bidders" shall have the respective meanings specified in Section (4), subsection (a), paragraph 1, subparagraph c.

     "Board of Directors" shall mean the Board of Directors of the Company or any committee authorized by the Board of Directors to perform any or all of the duties of the Board with respect to the Series A Stock.

     "Broker-Dealer" shall mean any broker-dealer or other entity permitted by law to perform the functions required of a Broker-Dealer in Sections (4) and (5), that is a member of, or a participant in, the Securities Depository and that has been selected by the Company and has entered into a Broker-Dealer Agreement with the Trust Company that remains effective.

     "Broker-Dealer Agreement" shall mean an agreement between the Trust Company and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Sections (4) and (5).

     "Business Day" shall mean a day on which the New York Stock
     Exchange, Inc. is open for trading and which is not a day on which banks in New York City are authorized by law to close.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Commercial Paper Dealers" shall mean Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated or, in lieu thereof, their respective affiliates or successors that are engaged in the business of buying and selling commercial paper.

     "Date of Original Issue" shall have the meaning specified in Section (2), subsection (b).

     "Dividend Payment Date" shall have the meaning specified in Section (2), subsection (f).

     "Dividend Period" shall have the meaning specified in Section
     (2), subsection (c).

     "Dividends-Received Deduction" shall mean the dividends-received deduction on preferred stock held by nonaffiliate corporations (currently found in Section 243(a) of the Code).

     "Existing Holder" shall mean a Person who has executed a Master Purchaser's Letter and who is listed as the beneficial owner of shares of Series A Stock in the records of the Trust Company.

     "Hold Order" and "Hold Orders" shall have the respective meanings specified in Section (4), subsection (a), paragraph
     1, subparagraph c.

     "Holders" shall mean the holders of shares of the Series A
     Stock as the same appear on the stock books of the Company or the registrar of the Series A Stock.

     "Initial Dividend Payment Date" shall have the meaning specified in Section (2), subsection (b).

     "Initial Dividend Period" shall have the meaning specified in Section (2), subsection (b).

     "Interest Equivalent" shall mean the equivalent yield on a 360-day basis of a discount basis security to an interest-bearing security.

     "Master Purchaser's Letter" shall mean a letter addressed to the Company, the Trust Company, the re-marketing agent, a Broker-Dealer and an Agent Member in which the executing Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and to sell shares of Series A Stock as set forth in Section (4).

     "Maximum Rate" for any Auction shall mean, subject to subsection (1) of Section (2), the product of the Applicable
     AA Composite Commercial Paper Rate on the Auction Date for such Auction and the Rate Multiple.

     "Minimum Holding Period" shall have the meaning specified in Section (2), subsection (c).

     "Minimum Rate" for any Auction shall mean, subject to subsection (1) of Section (2), 58% of the Applicable AA
     Composite Commercial Paper Rate on the Auction Date for such
     Auction.

     "Order" and "Orders" shall have the respective meanings specified in Section (4), subsection (a), paragraph 1, subparagraph c.

     "Outstanding Shares" shall mean, as of any date, shares of Series A Stock theretofore issued by the Company except, without duplication, (i) any shares theretofore cancelled or delivered to the Trust Company for cancellation or redeemed or deemed to have been redeemed by the Company, (ii) any shares as to which the Company or any Affiliate thereof shall be an Existing Holder, and (iii) any shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company.

     "Outstanding Units" shall mean Units comprised of Outstanding
     Shares.

     "Payment Failure" shall mean a failure by the Company to pay to the Holders on or within three Business Days (i) after any Dividend Payment Date, the full amount of any dividends to be paid on such Dividend Payment Date on any share of the Series A Stock or (ii) after any redemption date, the redemption price to be paid on that redemption date on any share of the Series A Stock with respect to which a notice of redemption has been given.

     "Person" shall mean an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     "Potential Holder" shall mean any Person, including any Existing Holder, (i) who shall have executed a Master
     Purchaser's Letter and (ii) who may be a prospective purchaser of Units (or, in the case of an Existing Holder, additional
     Units).

     "Quarterly Dividend Payment Date" shall have the meaning specified in Section (2), subsection (f).

     "Quarterly Period" shall have the meaning specified in Section
     (2), subsection (c).

     "Rate Multiple," on any Auction Date, shall mean the percentage determined as set forth below based on the Prevailing Rating (as defined below) of the Series A Stock in effect at the close of business on the Business Day immediately preceding such Auction Date:

       Prevailing Rating                Percentage

      AA/aa or above........................110%
      A/a...................................150%
      BBB/baa...............................200%
      Below BBB/baa.........................250%

     For purposes of this definition, the "Prevailing Rating" of the Series A Stock shall be (i) AA/aa or above, if the Series A Stock has a rating of AA- or better by S&P and a rating of aa3 or better by Moody's Investors Service, Inc. or its successor ("Moody's"), or the equivalent of both of such ratings by a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not AA/aa or above, then A/a, if the Series A Stock has a rating of A- or better by S&P and a rating of a3 or better by Moody's, or the equivalent of both of such ratings by a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not AA/aa or above or A/a, then BBB/baa, if the Series A Stock has a rating of BBB- or better by S&P and a rating of baa3 or better by Moody's, or the equivalent of both of such ratings by a substitute rating agency or substi-tute rating agencies selected as provided below, and (iv) if not AA/aa or above, A/a or BBB/baa, then Below BBB/baa. If both S&P and Moody's fail to make such a rating available, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, or their successors and assigns, will select one or two nationally recognized securities rating agencies to act as a substitute rating agency or agencies. The Company will take all reasonable action necessary to enable S&P and Moody's, or such substitute rating agency or agencies, to provide a rating for the Series A Stock.

     "Remaining Units" shall have the meaning specified in Section
     (4), subsection (d), paragraph 1, subparagraph d.

     "Securities Depository" shall mean The Depository Trust
     Company and its successors and assigns or any other securities depository selected by the Company which agrees to follow the procedures required to be followed by such securities depository in connection with shares of the Series A Stock.

     "Sell Order" and "Sell Orders" shall have the respective meanings specified in Section (4), subsection (a), paragraph
     1, subparagraph c.

     "Short-Term Dividend Payment Date" shall have the meaning specified in Section (2), subsection (f).

     "Short-Term Period" shall have the meaning specified in Section (2), subsection (c).

     "Submission Deadline" shall mean 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Trust Company as specified by the Trust Company from time to time.

     "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in Section (4), subsection (c), paragraph
     1.

     "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in Section (4), subsection
     (c), paragraph 1.

     "Submitted Order" shall have the meaning specified in Section
     (4), subsection (c), paragraph 1.

     "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in Section (4), subsection
     (c), paragraph 1.

     "Substitute Commercial Paper Dealer" shall mean any commercial paper dealer that is a leading dealer in the commercial paper market.

     "Sufficient Clearing Bids" shall have the meaning specified in Section (4), subsection (c), paragraph 1, subparagraph b.

     "Trust Company" shall mean a bank or trust company duly appointed as such with respect to the shares of the Series A
     Stock.

     "Unit" shall have the meaning specified in Section (1).

     "Winning Bid Rate" shall have the meaning specified in Section
     (4), subsection (c), paragraph 1, subparagraph c.

(4)  Auction Procedures.

    (a)   Orders by Existing Holders and Potential Holders.

     1.   Prior to the Submission Deadline on each Auction Date:

          a. Each Existing Holder may submit to a Broker-Dealer by telephone information as to:


               (i) the number of Outstanding Units, if any, held by such Existing Holder that such Existing Holder desires to continue to hold for the next succeeding Dividend Period without regard to the rate determined by the Auction Procedures;

               (ii) the number of Outstanding Units, if any, that such Existing Holder desires to continue to hold for the next succeeding Dividend Period, if the rate determined by the Auction Procedures shall not be less than the rate per annum specified by such Existing Holder; and/or

               (iii) the number of Outstanding Units, if any, held by such Existing Holder that such Existing Holder offers to sell without regard to the rate determined by the Auction Procedures for the next succeeding Dividend Period; and

          b. Each Broker-Dealer, using a list of Potential Holders, in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, shall contact Potential Holders, including Persons that are not Existing Holders, on such list to determine the number of Outstanding Units, if any, that each such Potential Holder offers to purchase, if the rate determined by the Auction Procedures for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Holder.

          c. For the purposes hereof, the communication to a Broker-Dealer of information referred to in subparagraph a or subparagraph b of this paragraph 1 is referred to hereinafter as an "Order" and collectively as "Orders," and each Existing Holder and each Potential Holder placing an Order is referred to hereinafter as a "Bidder" and collectively as "Bidders;" an Order containing the information referred to in clause (i) of subparagraph a of this paragraph 1 is referred to hereinafter as a "Hold Order" and collectively as "Hold Orders;" an Order containing the information referred to in clause (ii) of subparagraph a or subparagraph b of this paragraph 1 is referred to hereinafter as a "Bid" and collectively as "Bids;" and an Order containing the information referred to in clause (iii) of subparagraph a of this paragraph 1 is referred to hereinafter as a "Sell Order" and collectively as "Sell Orders."

          d. On any Auction Date, a Bid submitted by an Existing Holder shall constitute an irrevocable offer to sell:

               (i) the number of Outstanding Units specified in such Bid if the rate determined by the Auction Procedures on such Auction Date shall be less than the rate specified in such Bid; or

               (ii)   such number or a lesser number of
                      Outstanding Units to be determined as set forth in subsection (d), paragraph 1, subparagraph d, of this Section (4), if the rate determined by the Auction Procedures on such Auction Date shall be equal to the rate specified in such Bid; or

             (iii) a lesser number of Outstanding Units than was specified in such Bid, to be determined as set forth in subsection (d), paragraph 2, subparagraph c, of this Section (4), if the rate specified therein shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

          e.   On any Auction Date, a Sell Order by an Existing
               Holder shall constitute an irrevocable offer to sell:

               (i) the number of Outstanding Units specified in such Sell Order; or

               (ii)   such number or a lesser number of
                      Outstanding Units as set forth in subsection
                      (d), paragraph 2, subparagraph c, of this Section (4) if Sufficient Clearing Bids do not exist.

          f. On any Auction Date, a Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

               (i) the number of Outstanding Units specified in such Bid if the rate determined by the Auction Procedures on such Auction Date shall be higher than the rate specified in such Bid; or

               (ii)   such number or a lesser number of
                      Outstanding Units as set forth in subsection
                      (d), paragraph 1, subparagraph e, of this Section (4) if the rate determined by the Auction Procedures on such Auction Date shall be equal to the rate specified in such Bid.

          g. On each Auction Date, the Trust Company shall determine the Applicable AA Composite Commercial Paper Rate and the Maximum Rate and shall notify the Company and each Broker-Dealer of each such rate not later than 9:30 A.M. on such Auction Date or such other time on such Auction Date as specified by the Trust Company with the consent of the Company (which consent shall not be unreasonably withheld).

(b)  Submission of Orders by Broker-Dealers to Trust Company.

     1.   Each Broker-Dealer shall submit in writing to the Trust
          Company prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and specifying with respect to each Order:

          a.   The name of the Bidder placing such Order;
          b. The aggregate number of Units that are the subject of such Order;
          c.   To the extent that such Bidder is an Existing
               Holder:

               (i) the number of Units, if any, subject to any Hold Order placed by such Existing Holder;

               (ii) the number of Units, if any, subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

               (iii) the number of Units, if any, subject to any Sell Order placed by such Existing Holder;
                      and

          d. To the extent such Bidder is a Potential Holder, the number of Units and the rate specified in such Potential Holder's Bid.

     2. If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Trust
          Company shall round such rate up to the next highest one thousandth (.001) of 1%.

     3. If, for any reason, an Order or Orders covering all of the Outstanding Units held by any Existing Holder is not submitted to the Trust Company prior to the Submission Deadline, the Trust Company shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding Units held by such Existing Holder and not subject to Orders submitted to the Trust Company.

     4. If one or more Orders by an Existing Holder covering in the aggregate more than the number of Outstanding Units held by such Existing Holder are submitted to the Trust Company by one or more Broker-Dealers on behalf of such Existing Holder, such Orders shall be considered valid as follows and in the following order of priority:

          a. Any Hold Orders submitted on behalf of such Existing Holder shall be considered valid up to and including, in the aggregate, the number of Outstanding Units held by such Existing Holder; provided that, if more than one Hold Order is submitted on behalf of such Existing Holder and the number of Units subject to such Hold Orders exceeds the number of Outstanding Units held by such Existing Holder, the number of Units subject to such Hold Orders shall be reduced pro rata so that such Hold Orders shall cover only the number of Outstanding Units held by such Existing Holder;

          b.   (i)    Any Bid submitted on behalf of an Existing
                      Holder shall be considered valid up to and including the excess of the number of Outstanding Units held by such Existing
                      Holder over the number of Units subject to valid Hold Orders of such Existing Holder referred to in subparagraph a of this paragraph 4,

               (ii) subject to clause (i) of this subparagraph b, if more than one Bid with the same rate is submitted on behalf of such Existing Holder and the aggregate number of Outstanding Units subject to such Bids is greater than the excess referred to in clause (i) of this subparagraph b, such Bids shall be considered valid up to the amount of such excess and the number of Units subject to such Bids shall be reduced pro rata so that such Bids shall cover only the number of Units equal to such excess,

               (iii) subject to clause (i) of this subparagraph b, if more than one Bid with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in their entirety up to the excess referred to in clause (i) of this subparagraph b in the ascending order of their respective rates, and

               (iv)   in any such event specified in this
                      subparagraph b, the number, if any, of such Units subject to Bids not valid under this subparagraph b shall be treated as the subject of a Bid by a Potential Holder; and

          c. Any Sell Order shall be considered valid up to and including, in the aggregate, the excess of the number of Outstanding Units held by such Existing Holder over the sum of the Units subject to valid Hold Orders of such Existing Holder referred to in subparagraph a of this paragraph 4 and valid Bids by such Existing Holder referred to in subparagraph b of this paragraph 4.

     5. In any Auction, if more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and number of Units therein specified.

     6. Orders by Existing Holders and Potential Holders must specify a whole number of Units. An Order that does not specify a whole number of Units will not be considered a Submitted Order for purposes of the Auction.

(c) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

     1. Not earlier than the Submission Deadline on each Auction Date, the Trust Company shall assemble all Orders submitted or deemed submitted to it by Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being referred to hereinafter individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:

          a. The excess of the total number of Outstanding Units over the number of Outstanding Units that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available Units");

          b. From the Submitted Orders, whether the number of Outstanding Units that are the subject of Submitted Bids by Existing Holders and Potential Holders specifying one or more rates equal to or lower than the Maximum Rate exceeds or is equal to the sum of:

               (i) the number of Outstanding Units that are the subject of Submitted Bids by Existing
                      Holders specifying one or more rates higher than the Maximum Rate, and

               (ii) the number of Outstanding Units that are subject to Submitted Sell Orders

               (in the event of such excess or of such equality (other than because the number of Units specified in each of clauses (i) and (ii) of this subparagraph b is zero because all of the Outstanding Units are the subject of Submitted Hold Orders) such Submitted Bids in this subparagraph b are hereinafter referred to collectively as "Sufficient Clearing Bids"); and

          c. If Sufficient Clearing Bids exist, the lowest rate specified in the Submitted Bids (the "Winning Bid
               Rate") which if:

               (i) (A) Each Submitted Bid from Existing Holders specifying such Winning Bid Rate and (B) all other Submitted Bids from Existing Holders specifying lower rates were accepted, thus entitling such Existing Holders to continue to hold the Outstanding Units that are the subject of such Submitted Bids, and

               (ii)   (A) Each Submitted Bid from Potential
                      Holders specifying such Winning Bid Rate and
                      (B) all other Submitted Bids from Potential
                      Holders specifying lower rates were
                      accepted, thus requiring the Potential

                      Holders to purchase the Outstanding Units that are subject to such Submitted Bids,

               would result in such Existing Holders described in clause (i) of this subparagraph c continuing to hold an aggregate number of Outstanding Units that, when added to the number of Outstanding Units to be purchased by such Potential Holders described in clause (ii) of this subparagraph c, would at least equal the Available Units.

     2. In connection with any Auction and promptly after the Trust Company has made the determinations pursuant to paragraph 1 of this subsection (c), the Trust Company shall advise the Company of the Applicable AA Composite Commercial Paper Rate and the Maximum Rate and, based on such determinations, of the Applicable Rate for the next succeeding Dividend Period and such other information as follows:

          a. If Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend
               Period shall be equal to the Winning Bid Rate so determined;

          b. If Sufficient Clearing Bids do not exist (other than because all of the Outstanding Units are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be the Maximum Rate; or

          c. If all of the Outstanding Units are the subject of Submitted Hold Orders, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Minimum Rate.

(d) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Units.

     Based on the determinations made pursuant to subsection (c), paragraph 1, of this Section (4), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Trust Company shall take such other action as set forth below:

     1. If Sufficient Clearing Bids have been made, subject to the provisions of paragraphs 4 and 5 of this subsection
          (d), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

          a. The Submitted Sell Orders of each Existing Holder shall be accepted and the Submitted Bids of each

               Existing Holder specifying any rate that is higher than the Winning Bid Rate shall be rejected, thus requiring each such Existing Holder to sell the Outstanding Units that are the subject of such Submitted Sell Orders or Submitted Bids;

          b. The Submitted Bids of each Existing Holder specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus entitling each such Existing Holder to continue to hold the Outstanding Units that are the subject of such Submitted Bids;

          c. The Submitted Bids of each Potential Holder specifying any rate that is lower than the Winning
               Bid Rate shall be accepted, thus requiring such Potential Holder to purchase the number of Outstanding Units that are the subject of such Submitted Bids;

          d. The Submitted Bids of each Existing Holder specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus entitling such Existing Holder to continue to hold the Outstanding Units that are the subject of each such Submitted Bid, unless the number of Outstanding Units subject to all such Submitted Bids of Existing Holders shall be greater than the number of Outstanding Units ("Remaining Units") equal to the excess of the Available Units over the number of Outstanding Units subject to Submitted Bids described in subparagraphs b and c of this paragraph 1, in which event the Submitted Bids of each such Existing Holder shall be rejected, and each such Existing Holder shall be required to sell Units, but only in an amount equal to the difference between (i) the number of Outstanding Units then held by such Existing Holder subject to such Submitted Bid and
               (ii) the number of Outstanding Units obtained by multiplying (x) the number of Remaining Units by
               (y) a fraction (the numerator of which shall be the number of Outstanding Units held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding Units subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate); and

          e. The Submitted Bid of each Potential Holder specifying a rate that is equal to the Winning Bid Rate shall be accepted, but only in an amount equal to the number of Outstanding Units obtained by multiplying (x) the difference between the Available Units and the number of Outstanding Units subject to Submitted Bids described in subparagraphs b, c, and d of this paragraph 1 by
               (y) a fraction (the numerator of which shall be the number of Outstanding Units subject to such Submitted Bid of such Potential Holder and the denominator of which shall be the sum of the number of Outstanding Units subject to Submitted Bids that specified rates equal to the Winning Bid Rate submitted by all such Potential Holders).

     2. If Sufficient Clearing Bids have not been made (other than because all of the Outstanding Units are subject to Submitted Hold Orders), subject to the provisions of paragraph 4 of this subsection (d), Submitted Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

          a. The Submitted Bids of each Existing Holder specifying any rate that is equal to or lower than the Maximum Rate shall be accepted, thus entitling such Existing Holder to continue to hold the Outstanding Units that are the subject of such Submitted Bids;

          b. The Submitted Bids of each Potential Holder specifying any rate that is equal to or lower than the Maximum Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding Units that are the subject of such Submitted Bids; and

          c. The Submitted Bids of each Existing Holder specifying any rate that is higher than the Maximum Rate shall be rejected, and each Submitted Sell Order of each Existing Holder shall be accepted, thus requiring such Existing Holder to sell the Outstanding Units that are the subject of each such Submitted Bid or Submitted Sell Order, in both cases only in an amount equal to the difference between (i) the number of Outstanding Units then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (ii) the number of Outstanding Units obtained by multiplying
               (x) the difference between the Available Units and the aggregate number of Outstanding Units subject to Submitted Bids described in subparagraphs a and b of this paragraph 2 by (y) a fraction (the numerator of which shall be the number of Outstanding Units held by such Existing Holder subject to such Submitted Bid or Submitted Sell

               Order and the denominator of which shall be the number of Outstanding Units subject to all such Submitted Bids and Submitted Sell Orders of
               Existing Holders).

     3. If all of the Outstanding Units are the subject of Submitted Hold Orders, all Submitted Bids shall be rejected.

     4. If, as a result of the procedures described in paragraph 1 or 2 of this subsection (d), any Existing Holder would be entitled to hold or required to sell, or any Potential Holder would be required to purchase, a fraction of a Unit on any Auction Date, the Trust Company shall, in such manner as, in its sole discretion, it shall determine, round up or down the number of Units to be held or sold by any Existing Holder or purchased by any Potential Holder on such Auction Date so that the number of Units held or sold by each Existing Holder or purchased by any Potential Holder on such Auction Date shall be a whole number of Units.

     5. If, as a result of the procedures described in paragraph 1 of this subsection (d), any Potential Holder would be entitled or required to purchase less than a whole Unit on any Auction Date, the Trust Company shall, in such manner as, in its sole discretion, it shall determine, allocate Units for purchase among Potential Holders so that only whole Units are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing Units on such Auction Date.

     6. Based on the results of each Auction, the Trust Company shall determine the aggregate number of Outstanding Units to be purchased and the aggregate number of Outstanding Units to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate number of Units to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Units.

(5)  Miscellaneous.

     (a) So long as the Applicable Rate is based on the results of an Auction, an Existing Holder (i) may sell, transfer or otherwise dispose of shares of Series A Stock only in

          Units and only pursuant to a Bid or Sell Order in accordance with the Auction Procedures, or to or through a Broker-Dealer or to a Person that has delivered a signed copy of a Master Purchaser's Letter to the Trust Company; provided that, in the case of all transfers other than pursuant to Auctions, Such Existing Holder or its Broker-Dealer or its Agent Member advises the Trust Company of Such transfer, and (ii) shall have the ownership of the shares of Series A Stock held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain account records of Such Existing Holder's beneficial ownership.

     (b) Neither the Company nor any Affiliate thereof may submit an Order in any Auction.

     (c) All references to time of day refer to New York City time.

     (d) From and during the continuance of a Payment Failure and during any period in which there shall not be a Securities Depository, shares of Series A Stock may be registered for transfer or exchange and new certificates issued upon surrender of the old certificates properly endorsed for transfer, with (i) all necessary endorsers' signatures guaranteed in such manner and form as the Trust Company (or such other transfer agent or registrar) may require by a guarantor reasonably believed by the Trust Company (or such other transfer agent or registrar) to be responsible, (ii) accompanied by such assurances as the Trust Company (or such other transfer agent or registrar) shall deem necessary or appropriate to evidence the genuineness and effectiveness of each necessary endorsement and (iii) satisfactory evidence of compliance with all applicable laws relating to the collection of taxes or funds necessary for the payment of such taxes.

     (e) Commencing with the Dividend Payment Date for which a Payment Failure occurs, the Company or an Affiliate thereof, at the option of the Company, may perform any of the functions to be performed by the Trust Company or the Securities Depository set forth herein.

     (f) The Board of Directors of the Company may interpret the provisions of the Auction Procedures as set forth herein to resolve any inconsistency or ambiguity which may arise or be revealed in connection therewith, and, if such inconsistency or ambiguity reflects an inaccurate provision hereof, the Board of Directors of the Company may, in appropriate circumstances, authorize the filing of a corrected Articles of Amendment.

     (g) Shares of Series A Stock which have been redeemed or otherwise acquired by the Company or any Affiliate are not subject to reissuance as Series A Stock.

(6)  Redemption.

          The shares of Series A Stock shall be subject to redemption, in whole or in part on any Dividend Payment Date, upon the notice and in the manner and with the effect provided in Article Fourth of these Articles; provided that if such Article Fourth is amended to grant the Company's Board of Directors in certain instances the authority to determine the time, form and manner of a notice of redemption, from and after the date such amendment becomes effective, publication of notice of the redemption of the Series A Stock shall not be required and notice of such redemption shall be sufficient if mailed at least thirty (30) days prior to redemption to the holders of record of the Series A Stock so to be redeemed, at their respective addresses as the same shall appear on the books of the Company, but no failure to mail a particular notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of those shares of Series A Stock for which proper notice has been given; provided further that all other terms of Article Fourth, as amended, relating to the redemption of shares of Preferred Stock and Preferred Stock (without par value) shall continue to apply to the redemption of the Series A Stock. The notice of redemption shall include a statement setting forth
     (i) the number of shares of the Series A Stock to be redeemed (if applicable to be denominated in Units), (ii) the date fixed for redemption and (iii) the redemption price. So long as shares of Series A Stock are held of record by the nominee of the Securities Depository, the Company need only give notice to the Securities Depository of any such redemption. The redemption price or prices applicable to shares of said series shall be $100.00 per share plus accrued and unpaid dividends to the date of redemption. Unless the shares of Series A Stock shall have been registered for transfer and exchange as provided in subsection (d) of Section (5), redemptions shall be made only in whole Units.

(7)  Voluntary or Involuntary Liquidation.

          The preferential amounts to which the holders of Series
     A Stock shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, in addition to dividends accumulated but unpaid thereon, shall be $100 per share.

(8)  Stated Value.

          The stated value of the Series A Stock shall be $100 per share.

                             *  *  *

                      ARTICLE OF AMENDMENT
                               TO
                    ARTICLES OF INCORPORATION
                               OF
               LOUISVILLE GAS AND ELECTRIC COMPANY

To the Secretary of State of Kentucky:

     Pursuant to the provisions of Chapter 271B of the Kentucky
Revised Statutes, the undersigned corporation hereby amends its Articles of Incorporation, and for that purpose, submits the following statement:

     1. The name of the corporation is Louisville Gas and Electric Company.

     2. On April 21, 1992, the stockholders of the corporation duly adopted the Amendment to the Company's Articles of Incorporation attached hereto as Exhibit A.

     3. If not contained in the Amendment itself, the manner in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be implemented as follows:

                    Not Applicable

     4. The Amendment was duly adopted on April 21, 1992, to be effective from the date of filing with the Secretary of State.

     5. The Amendment was duly adopted by the shareholders of the corporation and:

          (i) the designation, number of outstanding shares and number of votes entitled to be cast by each voting group entitled to vote separately on the Amendment were:

                              Number of           Number of Votes
     Designation         Outstanding Shares     Entitled to be Cast

     Common Stock           21,294,223            21,294,223

     Preferred Stock           750,000               750,000
     (without par value)

     Preferred Stock         1,718,415             1,718,415
     (par value $25 per
     share)

     Preferred Stock         2,468,415             2,468,415
     (without par value
     and par value $25
     per share)

          (ii) the total number of undisputed votes cast for the plan by each voting group entitled to vote separately on the Amendment was:

                                     Total Number of Undisputed
     Voting Group                    Votes Case for the Amendment

     Common Stock                          21,294,223

     Preferred Stock                          488,246
     (without par value)

     Preferred Stock                        1,231,844
     (par value $25 per
     share)

     Preferred Stock                        1,720,090
     (without par value
     and par value $25
     per share)

     and the number of votes cast for the Amendment by each voting group was sufficient for approval by that group.

Dated:    March 24, 1993      LOUISVILLE GAS AND ELECTRIC COMPANY


                              Charles A. Markel, III
                              Treasurer

EXHIBIT A

                 AMENDMENTS TO ARTICLE FOURTH OF
              RESTATED ARTICLES OF INCORPORATION OF
               LOUISVILLE GAS AND ELECTRIC COMPANY

1. Paragraph (1) of Article Fourth shall be amended to read as follows:

     PREFERRED STOCK AND PREFERRED STOCK (WITHOUT PAR VALUE)

          (1) In addition to the series of Cumulative Preferred Stock, described in paragraphs (10) through (13) hereof, the Board of Directors is hereby authorized, subject to and in accordance with the provisions of paragraphs (1) through (9), inclusive, to cause Preferred Stock (without par value) to be issued in series, each such series to have such variations in respect thereof as may be determined by the Board of Directors prior to the issuance thereof.

               The shares of the Preferred Stock of different series may vary as to:

                    (a)  The distinctive serial designations and
               number of shares of such series;

                    (b)  The rate of dividends (within such
               limits as shall be permitted by law not exceeding
               8% per annum) payable on the shares of the particular series;

                    (c)  The prices (not less than the amount
               limited by law) and terms upon which the shares of the particular series may be redeemed; and

                    (d)  The amount or amounts which shall be
               paid to the holders of the shares of particular series in case of voluntary or involuntary dissolution or any distribution of assets.

               The shares of the Preferred Stock (without par value) of different series may vary as to:

                    (a)  The distinctive serial designations and
               number of shares of such series;

                    (b)  The stated value thereof;

                    (c)  The rate or rates of dividends (within
               such limits as shall be permitted by law) payable on the shares of the particular series, which may be expressed in terms of a formula or other method by which such rate or rates shall be calculated from time to time, and the dividend periods, including the date or dates on which dividends are payable;

                    (d)  The prices (not less than the amount
               limited by law) and terms (including sinking fund provisions) upon which the shares of the particular series may be redeemed; and

                    (e)  The amount or amounts which shall be
               paid to the holders of the shares of the particular series in case of voluntary or involuntary dissolution or any distribution of assets.

               The shares of all series of Preferred Stock and Preferred Stock (without par value) shall in all other respects be identical, except that the Preferred Stock (without par value) shall not have the voting rights of the Preferred Stock provided by paragraph 9(A) hereof.

2. Paragraph (2) of Article Fourth shall be amended to read as follows:

     (2) The holders of each series of the Preferred Stock and the Preferred Stock (without par value) at the time outstanding shall be entitled, pari passu with the holders of every other series of the Preferred Stock and the Preferred Stock (without par value), to receive, but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, cumulative preferential dividends, at the dividend rate or rates for the particular series fixed therefor as herein provided, payable on such dates or for such period or periods as may be specified by the Board of Directors at the time of establishment of such series, to stockholders of record on the respective dates, not exceeding thirty (30) days preceding such dividend payment dates, fixed for the purpose by the Board of Directors. No dividends shall be declared on any series of the Preferred Stock or the Preferred Stock (without par value) in respect of any dividend period unless there shall likewise be declared on all shares of all other series of the Preferred Stock and the Preferred Stock (without par value) at the time outstanding, like proportionate dividends, ratably, in proportion to the respective dividend rates fixed therefor, in respect of the same dividend period, to the extent that such shares are entitled to receive dividends for such dividend period. The dividends on shares of all series of the Preferred Stock and the Preferred Stock (without par value) shall be cumulative. In the case of all shares of each particular series, the dividends on shares of such series shall be cumulative from the date of issue thereof unless the Board of Directors at the time of establishing such series specifies that such dividends shall be cumulative from the first day of the current dividend period in which shares of such series shall have been issued, so that unless dividends on all outstanding shares of each series of the Preferred Stock and the Preferred Stock (without par value), at the dividend rate or rates and from the dates for accumulation thereof fixed as herein provided shall have been paid for all past dividend periods, but without interest on cumulative dividends, no dividends shall be paid or declared and no other distribution shall be made on the Common Stock and no Common Stock shall be purchased or otherwise acquired for value. The holders of the Preferred Stock and the Preferred Stock (without par value) of any series shall not be entitled to receive any dividends thereon other than the dividends referred to in this paragraph (2).

3. The first sentence of paragraph (3) of Article Fourth shall be amended by deleting the phrase "annual dividend rate" and inserting in lieu thereof the phrase "dividend rate or rates."

4.   The second and third sentences of paragraph (3) of Article
     Fourth shall be amended to read as follows:

          Notice of every such redemption shall be given (i) at such time, in such form and in such manner as may have been determined and fixed for each series of Preferred Stock and Preferred Stock (without par value) at the time of establishment of such series or (ii) if such matters shall not have been so fixed by the Board of Directors, by publication at least once in one daily newspaper printed in the English language and of general circulation in Louisville, Kentucky, the first publication in such newspaper to be at least thirty (30) days prior to the date fixed for such redemption, and at least thirty (30) days' previous notice of every such redemption shall also be mailed to the holders of record of the shares of the Preferred Stock or the Preferred Stock (without par value) so to be redeemed, at their respective addresses as the same shall appear on the books of the Company; but no failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of the Preferred Stock or the Preferred Stock (without par value) so to be redeemed.

5. The last sentence of paragraph (3) of Article Fourth shall be amended by deleting the phrase "by publication" wherever it appears.

6. The first sentence of paragraph (4) of Article Fourth shall be amended by deleting the phrase "annual dividend rate" and inserting in lieu thereof the phrase "dividend rate or rates."

7. Paragraph 5 of Article Fourth shall be amended by deleting the phrase "quarterly-yearly."

8. Subdivision 7(B)(b) of Article Fourth shall be amended to read as follows:

          (b) Issue, sell or otherwise dispose of any shares of the Preferred Stock or the Preferred Stock (without par value), or of any class of stock ranking prior to or on a parity with the Preferred Stock and the Preferred Stock (without par value) of each series as to dividends or distributions, unless the net income of the Company, determined in accordance with generally accepted accounting practices, to be available for the payment of dividends on the Preferred Stock, the Preferred Stock (without par value) and any class of stock ranking prior thereto or on a parity therewith as aforesaid, for a period of twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the issuance, sale or disposition of such stock, is at least equal to twice the annual dividend requirements on the entire amount of all Preferred Stock, all Preferred Stock (without par value), and of all such other classes of stock ranking prior thereto or on a parity therewith, as to dividends or distributions to be outstanding immediately after the issuance, sale or disposition of such additional shares; provided that for purposes of calculating the annual dividend requirements applicable to any series of Preferred Stock (without par value) proposed to be issued which will have dividends determined according to an adjustable, floating or variable rate, the dividend rate used shall be the higher of (1) the dividend rate applicable to such series of Preferred Stock (without par value) on the date of such calculation or (2) the average dividend rate payable on all series of Preferred Stock and Preferred Stock (without par value) during the twelve month period immediately preceding the date of such calculation; provided further that for purposes of calculating the annual dividend requirements applicable to any series of Preferred Stock (without par value) outstanding at the date of such proposed issue and having dividends determined according to an adjustable, floating or variable rate, the dividend rate used shall be: (1) if such series of Preferred Stock (without par value) has been outstanding for at least twelve months, the actual amount of dividends paid on account of such series of Preferred Stock (without par value) for the twelve-month period immediately preceding the date of such calculation, or (2) if such series of Preferred Stock (without par value) has been outstanding for less than twelve months, the average dividend rate payable on such series of Preferred Stock (without par value) during the period immediately preceding the date of such calculation; or

9. The first sentence of Subdivision 9(B) of Article Fourth shall be amended to read as follows:

     (B) If and when dividends shall be in default in an amount equivalent to dividends for the immediately preceding eighteen months on all shares of all series of the Preferred Stock and the Preferred Stock (without par value) at the time outstanding, and until all dividends in default on such Preferred Stock and such Preferred Stock (without par value) shall have been paid, the holders of all shares of the Preferred Stock and all shares of the Preferred Stock (without par value), voting separately as one class, shall be entitled to elect the smallest number of Directors necessary to constitute a majority of the full Board of Directors, and the holders of the Common Stock, voting separately as a class, shall be entitled to elect the remaining Directors of the Company.

                      ARTICLE OF AMENDMENT
                               TO
                    ARTICLES OF INCORPORATION
                               OF
               LOUISVILLE GAS AND ELECTRIC COMPANY


To the Secretary of State of Kentucky:

     Pursuant to the provisions of Chapter 271B of the Kentucky
Revised Statutes, the undersigned corporation hereby amends its Articles of Incorporation, and for that purpose, submits the following statement:

     1. The name of the corporation is Louisville Gas and Electric Company.

     2. On May 13, 1993, the Executive Committee of the Board of Directors, acting on behalf of the corporation, duly adopted the following Amendments to its Articles of Incorporation. A copy of the text is attached hereto as Exhibit A and incorporated by reference herein as the text of a new subarticle B of Article Thirteenth.

     3. If not contained in the Amendment itself, the manner in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be implemented as follows:

                    Not Applicable

     4. The Amendment is to be effective upon the filing of these articles by the Secretary of State.

     5.   The amendment was duly adopted by the Executive
          Committee of the Board of Directors without shareholder approval pursuant to 271B.10-020 and 271B.6-020 of the Kentucky Revised Statutes, and shareholder action was not required.

Dated:    May 19, 1993        LOUISVILLE GAS AND ELECTRIC COMPANY


                              Charles A. Markel, III
                              Treasurer

                            AMENDMENT


      The Restated Articles of Incorporation are hereby amended by adding thereto a new subarticle B to Article Thirteenth which subarticle B shall read in its entirety as follows:

               B. Terms of $5.875 Cumulative Preferred Stock
(without par value).

The Company has classified 250,000 shares of the Preferred Stock (without par value) as a series of such Preferred Stock designated as "$5.875 Cumulative Preferred Stock (without par value)." The preferences, rights, qualifications and restrictions of the shares of the "$5.875 Cumulative Preferred Stock (without par value)," shall be as follows:

          (1) The annual dividend payable in respect of each share of said series shall be $5.875; and the initial dividend in respect of each share of said series shall be payable on July 15, 1993, when and as declared by the Board of Directors of this Company, to holders of record on June 30, 1993, and will accrue from the date of original issuance of said series; thereafter, such dividends shall be payable on January 15, April 15, July 15 and October 15 in each year (or the next business date thereafter in each case), when and as declared by the Board of Directors of this Company, for the quarter-yearly period ending on the last business day of the preceding month.

          (2) The shares of said series are not subject to redemption prior to July 1, 1998. On and after July 1, 1998, the shares of said series shall be subject to redemption, in whole or in part, in the manner and with the effect provided in these Articles; and the redemption price or prices applicable to shares of said series shall be $105.875 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to July 1, 1998, and prior to July 1, 1999; $104.700 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to July 1,1999, and prior to July 1, 2000; $103.525 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to July 1, 2000, and prior to July 1, 2001; $102.350 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to July 1, 2001, and prior to July 1, 2002; $101.175 per share plus accrued and unpaid dividends to the date of redemption if such date of redemption is on or subsequent to July 1, 2002, and prior to July 1, 2003; and $100.000 per share plus accrued and unpaid dividends thereafter.

          Notice of every such redemption shall be mailed at least thirty (30) days prior to redemption to the holders of record of the $5.875 Cumulative Preferred Stock (without par value) so to be redeemed, at their respective addresses as the same shall appear on the books of the Company, but no failure to mail a particular notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of those shares of $5.875 Cumulative Preferred Stock (without par value) for which proper notice has been given.

          (3) So long as any shares of said series shall remain outstanding, the Company shall on or before July 15, 2003, and on or before July 15 of each year thereafter to and including July 15, 2007, set aside, separate and apart from its other funds, an amount equal to $1,250,000 (or such lesser amount as may be sufficient to redeem all of the shares of said series then outstanding) and shall on or before July 15, 2008 (each such July 15 being hereinafter in this Section 3 called a "Sinking Fund Redemption Date"), set aside, separate and apart from its other funds, an amount equal to $18,750,000 (or such lesser amount as may be sufficient to redeem all the shares of said series then outstanding) as a mandatory sinking fund payment for the exclusive benefit of shares of said series, plus such further amount as shall equal the accrued and unpaid dividends on the shares of said series to be redeemed out of such payment (as hereinafter in this Section 3 provided) through the day preceding the applicable Sinking Fund Redemption Date. The obligation of the Company to make such payment shall be cumulative, so that if for any reason the full amount thereof shall not be set aside for any year, the amount of the deficiency from time to time shall be added to the amount due from the Company on subsequent Sinking Fund Redemption Dates (or, if such deficiency exists on July 15, 2008, on subsequent quarterly dividend payment dates thereafter for such series) until the deficiency shall have been fully satisfied. The Company shall be entitled to credit against any such mandatory sinking fund payment shares of said series redeemed by the Company at the Company's option, purchased by the Company in the open market or otherwise acquired by the Company, except through application of any sinking fund payment, and not theretofore so credited, at the sinking fund redemption price hereinafter specified in this Section 3.

          Any amounts set aside by the Company pursuant to this
     Section 3 shall be applied on the date of such setting aside if a Sinking Fund Redemption Date or otherwise on the first Sinking Fund Redemption Date occurring thereafter to the redemption of shares of said series at $100.000 per share, plus accrued and unpaid dividends through the day preceding the applicable Sinking Fund Redemption Date, in the manner and upon the notice provided in Section 2 of this sub article B. If any Sinking Fund Redemption Date shall be a Saturday, Sunday or other day on which banking institutions in Louisville, Kentucky are authorized or obligated to remain closed, such term shall be construed to refer to the next preceding business day.

          Notwithstanding anything to the contrary set forth above, no sinking fund payments on the shares of said series of $5.875 Cumulative Preferred Stock shall be made: (i) unless the full dividends on all shares of Preferred Stock and Preferred Stock (without par value) at the time outstanding for all past dividend periods shall have been paid or declared and set apart for payment or (ii) if such sinking fund payment would be contrary to applicable law.

          (4) The preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Company, in addition to dividends accumulated but unpaid thereon, shall be $100.000 per share, in the event of any voluntary liquidation, dissolution or winding up of the Company, except that if such voluntary liquidation, dissolution or winding up of the Company shall have been approved by the vote in favor thereof given at a meeting called for that purpose or by the written consent of the holders of a majority of the total shares of the $5.875 Cumulative Preferred Stock (without par value) then outstanding, the amount so payable on such voluntary liquidation, dissolution or winding up shall be $100.000 per share; or $100.000 per share, in the event of any involuntary liquidation, dissolution or winding up of the Company.

          (5) The shares of said series of $5.875 Cumulative Preferred Stock (without par value) shall be subject to all other terms, provisions and restrictions set forth in these Articles with respect to the shares of the Preferred Stock (without par value) and, excepting only as to the rates of dividend payable in respect of the shares of said series, the dividend periods and dividend payment dates, the redemption price or prices applicable to the shares of said series, the sinking fund provisions applicable to the shares of said series, and the liquidation price applicable to shares of said series, shall have the same relative rights and preferences as, shall be of equal rank with, and shall confer rights equal to those conferred by, all other shares of the Preferred Stock (without par value) of the Company.

          (6) The stated value of the shares of said series shall be $100.000 per share.